As filed with the Securities and Exchange Commission on May 5, 2016
File Nos. 333–16093
811–07923

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N–1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post–Effective Amendment No. 79
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 80

CITY NATIONAL ROCHDALE FUNDS
(Formerly, CNI Charter Funds)
(Exact Name of Registrant as Specified in its Charter)

400 North Roxbury Drive
Beverly Hills, California 90210
(Address of Principal Executive Office)

(800) 708-8881
(Registrant’s Telephone Number, Including Area Code)

William J. Souza, Esq.
400 North Roxbury Drive
Beverly Hills, California 90210
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485(b)
[ ]	on (date) pursuant to Rule 485(b)
[X]	60 days after filing pursuant to Rule 485(a)(1)
[ ]	75 days after filing pursuant to Rule 485(a)(2)
[ ]	on (date) pursuant to Rule 485(a)(1)

Please Send Copy of Communications to:

MICHAEL GLAZER
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, California 90071

PROSPECTUS DATED MAY 6, 2016

City National Rochdale Emerging Markets Fund
Class Y	(CNRYX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

table of contents

Summary	1
More About the Fund	8
More About the Fund’s Risks	9
Management of the Fund	16
How to Buy, Sell and Exchange Shares	19
Dividends and Taxes	29
Financial Highlights	32
Important Terms to Know	33
Privacy Principles	34
For More Information	Back Cover

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank or Royal Bank of Canada. Investing in mutual funds involves risks, including possible loss of principal.

The Fund’s Statement of Additional Information (the “SAI”) has more detailed information on all subjects covered in this Prospectus. Investors seeking more in-depth explanations of the Fund should request the SAI and review it before purchasing shares.

City National Rochdale Emerging Markets Fund

INVESTMENT GOAL

The City National Rochdale Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Emerging Markets Fund.

Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

	Class Y
Management Fees		1.00%
Other Expenses
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.15%
Total Other Expenses		0.40%
Total Annual Fund Operating Expenses		1.40%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$143	$443	$766	$1,680

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the portfolio turnover rate of the Fund was 34% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies that are operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) the security is included in the MSCI Emerging Markets Index. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy, or it is not included in the MSCI World Index, which measures the equity market performance of developed markets.

Under normal market conditions, the Fund intends to invest in a number of emerging market countries. While the Fund may invest its assets in companies from any emerging market country, it expects to focus its investments in Asia. The Fund does not limit its investments to certain countries or industries. The Fund may invest a large percentage of its assets in just a few sectors, just a few regions or just a few emerging market countries, such as China and India. For example, as of September 30, 2015, significant portions of the Fund’s assets were invested in the financial, information technology and consumer discretionary sectors. The Fund is non-diversified which means that it may invest a greater amount of its assets in the securities of a single issuer or a small number of issuers than a diversified fund. The Fund may invest up to 20% of its assets in cash or its investment equivalent.

The Fund’s investments in equity securities consist primarily of common stock, preferred stock and warrants. The Fund’s foreign investments consist primarily of foreign local shares, which are denominated in local currencies. The Fund may invest up to 20% of its assets in Chinese A Shares through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a program between the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between Mainland China and Hong Kong. The Fund also invests in participatory notes, which are debt obligations that are issued or backed by banks and broker-dealers and are designed to replicate equity market exposure in certain markets where direct investment is difficult due to local investment restrictions. The Fund may invest in securities of companies of any capitalization size. Certain companies, although small by U.S. standards, might rank among the largest in their respective countries by market capitalization.

In selecting the Fund’s investments, the Adviser employs a proprietary macro analytical process focused on identifying long-term growth opportunities. The Adviser seeks to identify and capitalize on investment themes in foreign emerging markets. To select specific companies, the Adviser first performs a financial factor analysis to identify potential companies from a large universe, followed by more specific fundamental analysis to identify individual companies that the Adviser believes meet its investment objectives. The Adviser seeks to invest in companies with consumer driven demand, above average revenue and earnings growth potential that it believes are well managed, have a unique or improving market position and possess competitive advantages. The Adviser assesses the relationship between its estimate of a company’s sustainable growth and earnings prospects and its stock price to determine which companies qualify for investment. The Adviser utilizes multiple valuation metrics to establish price targets.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria and the Adviser believes valuation is attractive and industry trends remain favorable. The Adviser may determine to sell a security under several circumstances, including but not limited to when its target value is realized, when the company’s earnings deteriorate, when more attractive investment alternatives are identified, or when it wishes to raise cash.

2

To the extent that the Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, investment holding company (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission. The Mauritius Subsidiary was formed to allow the Fund’s investment in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Emerging Markets Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has “preference” over common stock in the payment of distributions and the liquidation of a company’s assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. A warrant gives the holder a right to purchase a predetermined number of shares of common stock at a fixed price. The risks of investments in warrants include the lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised.

Foreign Securities – Investments in securities of foreign issuers tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Currency – As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

3

Emerging Markets Securities – Many of the risks with respect to foreign securities are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, greater political, economic and social uncertainty, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Investing in China – Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; currency devaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets; the risk of nationalization or expropriation of assets; and the risk of increased trade tariffs, embargoes and other trade limitations. The economy in China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries, and investing in the securities of Chinese issuers may be subject to greater risk of loss than investments in securities of issuers in developed markets.

There is substantial government intervention in the Chinese economy, including restrictions on investment in companies or industries deemed sensitive to national interests. Governments and regulators also intervene from time to time in the financial markets, such as by imposing trading restriction or suspending short sale of certain stocks. Such market interventions may also have a negative impact on market sentiment. Governments may also impose additional or renewed capital controls, which may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, and cause the Fund to decline in value.

Investing in India – There are special risks associated with investments in Indian issuers, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

Investing through Stock Connect – The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Stock Connect program. Investors in Stock Connect Securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in China. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

4

Investments in Stock Connect Securities are subject to liquidity risk. If a transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.

Participatory Notes – Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities the participatory notes are designed to replicate. The issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, may be unable or may refuse to perform under the terms of the participatory note. The holder of a participatory note is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Underlying Funds – To the extent the Fund invests in other funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals. In addition, by investing in the Fund, shareholders indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Investment through Mauritius – Any change in the provisions of the income tax treaty between Mauritius and India, in its applicability to the Fund or the Mauritius Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments.

Non-Diversification – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting any of those issuers than diversified funds and may experience increased volatility.

Small and Medium-Size Companies – Investments in small-capitalization and mid-capitalization companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Investment Style – The Adviser primarily uses a growth style to select investments for the Fund. This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Sector Concentration – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus may be more susceptible to negative events affecting those sectors. For example, as of September 30, 2015, significant portions of the Fund’s assets were invested in the financial, information technology and consumer discretionary sectors. The financial sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Performance of companies in the information technology sector may be adversely affected by many factors, including, among others, the supply and demand for specific products and services, the pace of technological development and government regulation. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall international economy, interest rates, competition and consumer confidence. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

5

Liquidity – Securities of issuers in emerging market countries may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investment when illiquid or the Fund may receive less than it expects to receive if the security were sold. Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices the valuation process will depend on the evaluation of factors such as last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other factors. The sales price the Fund may receive for an illiquid security may differ from the Fund’s valuation of the illiquid security.

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemptions risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

An investment in the Fund is not a deposit of City National Bank or Royal Bank of Canada and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The Fund’s predecessor, the Rochdale Emerging Markets Portfolio, commenced operations on December 14, 2011, as a series of Rochdale Investment Trust, a Delaware statutory trust (the “Predecessor Fund”). The Fund commenced operations on March 29, 2013, and offered shares of the Fund for public sale on April 1, 2013, after the reorganization of the Predecessor Fund into the Fund. The Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Updated performance is available by calling 1-888-889-0799.

In the bar chart and the performance table, the performance results prior to March 29, 2013, are for the Predecessor Fund. Shares of the Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in similar portfolios of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

6

This bar chart shows the performance of the Emerging Markets Fund’s Class N shares based on a calendar year.

Class N shares of the Fund are not presented in this prospectus but would have substantially similar annual returns as Class Y shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The expenses of Class Y shares of the Fund are expected to be lower than the expenses of Class N shares of the Fund and therefore, the performance of Class Y shares of the Fund are expected to be higher than the performance of Class N shares of the Fund.

This table shows the average annual total returns of Class N shares of the Fund for the periods ended December 31, 2015. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2015)	One Year	Since Inception (12/14/2011)
Class N(1)
Return Before Taxes	-2.62%	11.27%
Return After Taxes on Distributions	-2.63%	11.25%
Return After Taxes on Distributions and Sale of Fund Shares	-1.48%	8.92%
MSCI Emerging Markets Net Total Return Index (Reflects no deduction for fees, expenses or taxes)	-14.92%	0.71%
MSCI Emerging Markets Asia Net Total Return Index (Reflects no deduction for fees, expenses or taxes)	-9.79%	4.01%

(1)	Performance shown for periods prior to March 29, 2013 reflects that of the Predecessor Fund’s Class N shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Rochdale, LLC

PORTFOLIO MANAGERS

Anindya Chatterjee, a Senior Portfolio Manager of the Adviser, has served as a portfolio manager for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 2011.

7

PURCHASE AND SALE OF FUND SHARES

Class Y shares of the Fund may be purchased, redeemed or exchanged through fiduciary, advisory, agency, custodial and other similar accounts on platforms offered by financial intermediaries (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class Y shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Fund are redeemable on any day that the NYSE is open for business. Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

more about the fund

The investment goal of the Fund is non-fundamental and can be changed without shareholder approval by the Fund’s Board of Trustees upon at least 60 days’ notice to shareholders. The Fund’s policy to invest at least 80% of its net assets in the equity securities of companies that are operating principally in emerging market countries may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to shareholders.

If you wish to learn more about the Fund’s principal investments and other securities in which the Fund may invest, please review the SAI.

To the extent that the Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of the Mauritius Subsidiary, a wholly-owned, investment holding company registered with and regulated by the Mauritius Financial Services Commission that is also managed by the Adviser. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius. Please see “Risks of Investment through Mauritius” under “More About the Fund’s Risks – Principal Risks of the Funds” below for additional information.

8

The Mauritius Subsidiary will be managed in accordance with the Fund’s policies and restrictions regarding leverage, liquidity, brokerage and valuation.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

more about the fund’s risks

PRINCIPAL RISKS OF THE FUND

Set forth below is more information about certain of the principal risks that apply to the Fund:

Defensive Investments – The securities in which the Fund invests, and the strategies described in this Prospectus, are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents, which would not ordinarily be consistent with the Fund’s investment goals. No Fund is required or expected to take such a defensive posture. But if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions.

Emerging Markets Securities – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	Less social, political and economic stability;

•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	Less transparent and established taxation policies;

•	Less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property;

•	Less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

•	Inadequate, limited and untimely financial reporting as accounting standards and auditing requirements may not correspond with standards generally accepted in the international capital markets;

•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

9

•	Insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks;

•	Less developed local banking infrastructure creating an inability to channel domestic savings to companies in need of finance which can therefore experience difficulty in obtaining working capital;

•	Risk of government seizure of assets;

•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	Greater sensitivity to interest rate changes;

•	Fraudulent activities of management;

•	Smaller, more volatile and less liquid securities markets;

•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	Greater debt burdens relative to the size of the economy;

•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

•	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries;

•	Trade embargoes, sanctions and other restrictions may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by the Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted.

Because of the above factors, investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Financial Services Firms – Financial institutions are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions. Financial services firms, like banks, depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance lending and other operations. As a result, these firms generally are sensitive to changes in money market and general economic conditions. For instance, when a bank’s borrowers experience financial difficulties, their failure to repay the bank will adversely affect the bank’s financial situation. Financial services firms are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

10

Foreign Currency Risk – The Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of the Adviser to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Foreign Securities – Investments in securities of foreign issuers tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities. For example, such investments may be adversely affected by changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income. Foreign markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. Some risks of investing in securities of foreign companies include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.

The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, and are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investment in foreign securities.

11

Investment in China – In addition to the risks associated with investing in foreign securities generally, including those associated with investing in emerging markets, investing in China presents additional risks. These additional risks include, among others, the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers; market volatility caused by any potential regional territorial conflicts or natural disasters; and the risk of increased trade tariffs, embargoes and other trade limitations.

The economy in China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries, and investing in the securities of China issuers may be subject to the greater risk of loss than investments in securities of issuers in developed markets. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lost money and/or be re-nationalized.

There is substantial government intervention in the Chinese economy, including restrictions on investment in companies or industries deemed sensitive to national interests. Governments and regulators also intervene from time to time in the financial markets, such as by imposing trading restrictions, or suspending short sales of certain stocks. Such market intervention may also have a negative impact on market sentiment.

Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

China is dominated by the one-party rule of the Communist Party. Investments in China are subject to risks associated with greater governmental control over and involvement in the economy. China manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. China also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to China relatively illiquid, particularly in connection with redemption requests. In addition, the government of China exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in China have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have afflicted China in the past, and the region’s economy may be affected by such environmental events in the future. The Fund’s investment in China is, therefore, subject to the risk of such events. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan may present a risk to the Fund’s investments in China.

Investment in India – There are special risks associated with investments in Indian issuers, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India.

12

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market prices of such securities. Sales of securities by such issuers’ major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Investment through Stock Connect – Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors investing in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in China. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns.

Investments in Stock Connect Securities are subject to liquidity risk. If a transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.

Investment Style – A growth style is primarily used to select investments for the Fund. These styles may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, which may prevent the Fund from selling particular securities at the price at which the Fund values them. The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for the Fund’s illiquid investments. Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans are illiquid, which means that the Fund’s ability to sell such instruments at an acceptable price may be limited when it wants to do so in order to generate cash or avoid losses.

13

Management – The Fund’s performance depends on the Adviser’s skill in making appropriate investments. As a result, the Fund may underperform markets in which it invests or similar funds.

Market Risk – The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which the Fund invests are affected by the economy. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated (i.e., rank lower) to those of preferred stockholders, bondholders and other creditors of the issuer. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). The Fund is also subject to the risk that its principal equity market segment may underperform other equity market segments or the market as a whole.

Non-Diversification – The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Participatory Notes – Participatory notes are unsecured and unsubordinated debt securities designed to replicate exposure to underlying referenced equity investments and are sold by a bank or broker-dealer in markets where the Fund is restricted from directly purchasing equity securities. Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

14

Redemptions – The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, the decision maker may cause redemptions by those shareholders, which may further increase the Fund’s redemption risk. In addition, the Fund may suspend redemptions when permitted by applicable regulations.

Risks of Investment through Mauritius Subsidiary – The Fund currently invests indirectly in securities of Indian companies through the Mauritius Subsidiary, an entity formed in the Republic of Mauritius that is also managed by the Adviser. The Mauritius Subsidiary will seek to maintain residency in Mauritius in order to allow the Fund to take advantage of the currently effective income tax treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities. The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty. The Mauritius Subsidiary has received a Tax Residence Certificate from the Mauritius Revenue Authority.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid. The Fund can take advantage of this zero tax rate through its investments through the Mauritius Subsidiary. The Indian tax rate on short-term capital gains is currently 15% (plus applicable surcharge at 2% up to income of INR (Indian rupee) 100,000,000 and 5% if income exceeds INR 100,000,000, and cess (i.e., levy) at 3% on base tax rate and surcharge). The primary tax advantage of investing through the Mauritius Subsidiary and relying on the India-Mauritius treaty is the elimination of the 15% (plus applicable surcharge and cess) Indian tax on short-term capital gains. There is no guarantee that investment through Mauritius entities will continue to be accepted by the Indian tax authority for the purpose of avoiding the Indian tax on short-term capital gains. Any change in the provisions of the treaty, in Indian or Mauritian tax laws, in the applicability of the treaty or such laws to the Fund or the Mauritius Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, might have an adverse tax effect on the Fund and its shareholders, possibly with retroactive effect.

Sector Concentration – The Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent the Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

15

Small and Medium Capitalization (Mid-Cap) Companies – Investing in securities of small- and mid-capitalization companies involves greater risk than investing in larger companies, because smaller companies may be subject to more abrupt or erratic share price changes than larger companies. Smaller companies typically have more limited product lines, markets, or financial resources than larger companies, and their management may be dependent on a limited number of key individuals. Small companies may have limited market liquidity, and their prices may be more volatile. These risks are greater when investing in the securities of newer small companies. As a result, small company stocks, and therefore the Fund, may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE FUND

The following risks of the Fund are related to non-principal investment strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above.

Portfolio Turnover – The Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, the Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

management of the fund

INVESTMENT MANAGER

City National Rochdale, LLC (the “Adviser”) provides the Fund and the Mauritius Subsidiary with investment management services. The Adviser’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

The Adviser is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. The Adviser has approximately $27.8 billion in assets under management as of December 31, 2015, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profi t sharing plans, endowments and foundations. As of December 31, 2015, CNB and its affiliates had approximately $61.2 billion in assets under administration, which includes approximately $48.4 billion in assets under management. CNB is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

16

Subject to the oversight of the Board of Trustees, the Adviser has complete discretion as to the purchase and sale of investments for the Fund, consistent with the Fund’s investment objective, policies and restrictions.

The Adviser received a fee from the Fund for its investment management services at the annual rate of 0.96% of the average annual net assets of the Fund for the fiscal year ended September 30, 2015.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Adviser is available in the Fund’s Annual Report for the fiscal year ended September 30, 2015.

PORTFOLIO MANAGER

Following is certain information about the individual employed by the Adviser who is primarily responsible for the day-to-day management of the Fund’s investment portfolio (the “Portfolio Manager”). The SAI contains additional information about the Portfolio Manager, including the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

EMERGING MARKETS FUND

Anindya Chatterjee is the portfolio manager for the Fund.

Anindya Chatterjee joined Rochdale Investment Management, LLC (“Rochdale”), the predecessor to the Adviser, in 2011 as a Senior Portfolio Manager. Prior to joining Rochdale, Mr. Chatterjee was most recently employed as President at IIFL, Inc. a financial services company, beginning in 2009, where he worked with U.S. institutional investors and was responsible for the research sales of IIFL. From 2006 until 2008, Mr. Chatterjee served as a Managing Director and Head of Emerging Markets Asia Research at Jefferies & Company. Mr. Chatterjee also served as Chief Strategy Officer of American Oriental Bioengineering in 2008. Mr. Chatterjee earned his Master of Arts in Economics and Finance from Tulane University. He also holds an MA in Economics from University of Delhi and an MS in Electronic Commerce from Claremont Graduate University.

EXEMPTIVE ORDER

The Adviser currently does not use sub-advisers to manage any portion of the Fund. Under current law, the appointment or replacement of a new sub-adviser generally would require the approval of the Fund’s shareholders. However, the Trust has received an exemptive order from the Securities and Exchange Commission (the “SEC”) which permits the Adviser, subject to certain conditions required by the SEC, to retain an unaffiliated sub-adviser, or terminate or replace a sub-adviser to the Fund, with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders of the Fund would be notified of any change in any such sub-advisers and be provided with information regarding any new sub-adviser. This exemption does not apply to any sub-adviser affiliated with the Adviser.

The order from the SEC granting this exemption benefits shareholders by enabling the Fund to operate in a less costly and more efficient manner. The Adviser has the ultimate responsibility to monitor any sub-advisers and recommend their hiring, termination and replacement. The Adviser may also terminate any sub-adviser and assume direct responsibility for the portfolio management of the Fund with the approval of the Board of Trustees, but without obtaining shareholder approval.

17

ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

SHAREHOLDER SERVICING PLAN

Class Y shares of the Fund are subject to a shareholder service plan that allows such shares to pay fees of up to 0.25% of the average daily net assets attributable to such shares for non-distribution services provided to holders of such shares. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment.

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Fund for shareholder servicing, the Adviser may pay out of its own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services. The Fund and its shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Adviser for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

18

how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called “redeem”) and exchange shares.

GENERAL INFORMATION

Class Y shares of the Fund are offered through fiduciary, advisory, agency, custodial and other similar accounts on platforms offered by approved financial intermediaries (each an “Authorized Institution”). If you purchase shares of the Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Summary Prospectus. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

Class Y shares of the Fund are offered directly as well as through Authorized Institutions.

Class Y shares of the Fund may not be available in all states. Shares of the Fund have not been registered for sale outside of the United States.

PRICING OF FUND SHARES

How and when we calculate the Fund’s net asset values per share (“NAVs”) determines the price at which you will buy or sell shares. We calculate the NAVs once each day as of the close of trading on the New York Stock Exchange (the “NYSE”). The NYSE usually closes at 4:00 p.m., Eastern time on weekdays, except for holidays.

Shares of the Fund may be purchased or sold on any day that the NYSE is open for business. The Fund reserves the right to open for business on days the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve Bank of New York is open. Shares of the Fund, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

If the Fund or your Authorized Institution, as applicable, receives your purchase, redemption or exchange request in good order from you on a business day before the close of trading on the NYSE, we will price your order at that day’s NAV. If the Fund or your Authorized Institution, as applicable, receives your request in good order on a business day from you after this time, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the Fund before the trading deadline. “In good order” means that the Fund has received and processed your account application and have received all required information and documentation, including, as applicable, the information described under “Customer Identification and Verification” and “Anti-Money Laundering Program” below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares as described under “How to Buy Shares”.

19

CALCULATION OF NAV

NAV for one share of a class of the Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of the Fund. We calculate the NAV of each class of the Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of the investments of the Fund on their market values, usually the last price reported for each security before the close of the market that day. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or other techniques and methodologies. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, a market price may be obtained by the Adviser using quotations from one or more broker/dealers. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable by the Adviser, fair value prices may be determined by the Fund’s Fair Value Committee. The Fair Value Committee in good faith uses methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the Fund calculates its NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider the Adviser’s valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund were to use fair values to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value. The Board of Trustees reviews all fair value determinations.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Fund’s shares may be significantly affected on any day when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for the Fund, such investments or exchange rates will be valued at their fair value as discussed above.

More details about how we calculate the NAV for the Fund may be found in the SAI.

HOW TO BUY SHARES

To purchase Class Y shares of the Fund, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may establish higher minimum investment requirements than the Fund, and may charge a fee for its services, in addition to the fees charged by the Fund.

20

The Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

There are two additional ways to purchase shares of the Fund:

By Mail – To open a new account, complete and sign an application. Applications are available by calling (800) 445-1341. Make your check payable to the Fund. The check must be drawn on a U.S. bank and payable in U.S. dollars. In compliance with the USA PATRIOT Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Funds transfer agent at 1-866-209-1967 if you need additional assistance when completing your application. If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such reasonable belief is established. The Fund reserves the right to close the account within five business days if clarifying information/documentation is not received.

Send your completed application and check to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
 Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
 Milwaukee, WI 53202

To add to an existing account, make your check payable to the City National Rochdale Emerging Markets Fund. The check must be drawn on a U.S. bank. Please include your account number on the check and send your check to:
21

Regular Mail:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
 Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
 Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the post office box of U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), of purchase orders does not constitute receipt by the transfer agent of the Fund.

By Wire – If you are making an initial investment in the Fund, before you wire funds, please call us at (800) 445-1341 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. You may then contact your bank to initiate the wire using the following wire instructions:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services
Account #112-952-137
For further credit to City National Rochdale Funds
City National Rochdale Emerging Markets Fund
  [Shareholder name and account number]

If you wish to add to an existing account by Federal Funds wire payment, please call us at (800) 445-1341, during business hours, to advise of your intent to wire funds. This will ensure prompt and accurate credit to your account upon receipt of your wire.

The Fund does not impose charges for wire services, but your bank may impose such charges. The Fund and U.S. Bancorp are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

General – The Fund reserves the right to reject any purchase request, including a purchase request that may disrupt the Fund’s operation or performance as described below under “Customer Identification and Verification” and “Anti-Money Laundering Program.” The Fund will not be responsible for any loss of potential investment gains resulting from your inability to invest in the Fund because of the Fund’s rejection of a purchase request based on the Fund’s obligation to deter money laundering under Federal law or the Fund’s determination that the purchase request will disrupt the Fund’s operation. When the Fund rejects a purchase request, the funds received from the shareholder or account applicant will not be invested in the Fund. Instead, a check from the Fund for the full amount of the check received by the Fund will be returned to the shareholder or account applicant as soon as possible after receipt by the Fund’s transfer agent of the purchase request (generally within one business day). The return of funds to a shareholder or account applicant may be delayed as a result of the Fund’s compliance with Federal law relating to money laundering.

22

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Fund’s transfer agent may charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Fund may return investments received without a certified taxpayer identification number.

RETIREMENT PLANS

The Fund generally is available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your Authorized Institution. You may obtain information about opening an IRA account by contacting your financial representative. If you wish to open another type of retirement plan, please contact your Authorized Institution.

AUTOMATIC INVESTMENT PLAN

Once you open your account, you may make subsequent investments (minimum of $25) into the Fund through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member. The Transfer Agent is unable to debit mutual fund or pass through accounts. The Trust may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request. You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date. If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account. Please contact the Transfer Agent at 1-866-209-1967 for more information about the Funds’ AIP.

TELEPHONE PURCHASES

Investors may purchase additional shares of the Fund by calling 1-866-209-1967. If you did not decline telephone options on your account application, you make also make additional purchases via Electronic Funds Transfer from your checking/savings account. If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be a minimum of $100. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Telephone trades must be received by or prior to the Fund’s deadline or market close. Once a telephone transaction has been placed, it cannot be cancelled or modified. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. You must have submitted a voided check or savings deposit slip to have banking information established on your account prior to making a purchase. Your shares will be purchased at the NAV per shares calculated on the day your order to placed, provided that your order is received prior to 4:00 p.m., Eastern Time.

23

FOREIGN INVESTORS

The Fund reserves the right to refuse investments from non-U.S. persons or entities.

HOW TO SELL SHARES

You may redeem some or all of your shares of the Fund on any day the NYSE is open for regular session trading. If you purchased Fund shares through an Authorized Institution, you may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Redemption requests for the Fund must be received by [the Fund or] your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline.

As long as the Fund or its agents receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time) or the applicable earlier deadline, your shares will be sold at that day’s NAV. A redemption request is in good order if it includes all required information. If the Fund receives your redemption request after the close of regular trading on the NYSE or the applicable earlier deadline, your redemption request will be executed the next business day, and your shares will be sold at the next day’s NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations.

Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

The Fund generally pays sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders (e.g., the amount you are redeeming is large enough to affect the Fund’s operation), the Fund reserves the right to make redemptions in readily marketable securities rather than cash (a “redemption in kind”). If your shares were ever redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would be subject to market exposure on securities received from the Fund until you sold them. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

The Fund may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of the Fund.

24

If you purchased shares of the Fund directly, you may redeem some or all of your shares in the following ways. Redemption proceeds will be sent to you via check to your address of record or will be wired to the bank via the instructions on your account or will be sent via the ACH network to the bank instructions on your account.

By Mail – Complete a written redemption request that includes the Fund’s name, your account number, each account owner’s name and address, the dollar amount or number of shares to be sold, and the signature of each owner as it appears on the account. Send the written request to:

Regular Mail:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
P O Box 701
 Milwaukee, WI 53201-0701

Overnight Delivery:

City National Rochdale Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
 Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp’s post office box, of redemption requests does not constitute receipt by the transfer agent of the Fund.

By Wire – Redemption proceeds may be wired to the pre-determined bank instructions on your account. The transfer agent charges a $15 fee for each wire transfer. The fee will be deducted from your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

By Telephone – If you did not decline telephone options on your account application or by subsequent arrangement in writing, you may redeem shares by calling 1-800-445-1341. You will need to provide your account number, the exact name(s) in which the account is registered and taxpayer identification number. We may also require additional forms of identification. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor. The investor does not incur any charge when proceeds are sent via the ACH system and credit is usually available in the investor’s account within 2-3 days.

General – Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at (800) 445-1341 before attempting to redeem from these types of accounts.

If you have recently purchased shares by check, the Fund may withhold redemption proceeds until your purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Shareholders who have an IRA must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may be redeemed by telephone at 1-800-445-1341. IRA investors will be asked whether or not to withhold taxes from any distribution.

25

CONVERSION OF SHARES

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your Authorized Institution. To receive the NAV of the new class calculated that day, conversion requests for the Fund must be received in good order by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Authorized Institution, please contact the Authorized Institution for more information on share conversions. Please note that certain Authorized Institutions may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

INACTIVE AND LOST ACCOUNTS

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

26

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS

You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Fund or its service providers, as applicable, will employ reasonable procedures to confirm that telephone instructions are genuine. If the Fund or its service providers follow these procedures, neither the Fund nor its service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Telephone trades must be received by or prior to the Fund’s deadline or market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Fund against fraud, signatures on certain requests must have a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required for any of the following:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 15 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Additionally, the Fund reserves the right, in its sole discretion, to waive any signature guarantee requirement.

27

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages short-term or other excessive trading (such as market timing) into and out of the Fund because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Fund does not accommodate frequent purchases and redemptions of Fund shares, and reserves the right to reject or cancel (generally within one business day of receipt of the purchase order) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and, as applicable, transactions accepted by any shareholder’s Authorized Institution.

The transfer agent for the Fund has procedures in place designed to detect and prevent market timing activity. The Adviser also participates in the enforcement of the Fund’s market timing prevention policy by monitoring transaction activity in the Fund. The Adviser and the transfer agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of the Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its transfer agent will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Fund does attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Fund’s policies and procedures if suspicious activity is detected. In addition, the Distributor has received assurances from each financial intermediary which sells shares of the Fund that it has procedures in place to monitor for excessive trading. If the Fund or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Fund, they will contact management of the Fund, which will review the activity and determine what action, if any, the Fund will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Fund or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. Please read your Authorized Institution’s materials carefully to learn of any other rules or fees that may apply.

COMPLIANCE WITH APPLICABLE CUSTOMER IDENTIFICATION, VERIFICATION, AND ANTI-MONEY LAUNDERING REQUIREMENTS

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will serve as a basis to establish your identity. This information is subject to verification. The Fund is required by law to reject your investment if the required identifying information is not provided.

28

In certain instances, the Fund, or an Authorized Institution on behalf of the Fund, may be required to collect documents pursuant to certain applicable legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity. Attempts to collect missing information required on the application will be performed by contacting you or your Authorized Institution. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, the Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

dividends and taxes

DIVIDENDS

The Fund makes distributions of dividends and capital gains, if any, at least annually. Following its fiscal year end (September 30), the Fund may make additional distributions to avoid the imposition of a tax.

The Fund automatically reinvests your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution or the Fund, as applicable, in writing or by telephone prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your notice is received. To cancel your election, please write or call your Authorized Institution or the Fund, as applicable. Proceeds from dividends or distributions will normally be sent on the business day after dividends or distributions are credited to your account.
29

TAXES

The following discussion is very general and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state and local taxes, on distributions received from the Fund, whether the distributions are paid in cash or additional shares. If you sell Fund shares or exchange them for shares of another fund, it is generally considered a taxable event. The following table summarizes the tax status of certain transactions related to the Fund:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income; certain dividends potentially taxable at long-term capital gain rates
Exempt-interest dividends	Exempt from regular federal income tax

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates. A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

You may want to avoid buying shares of the Fund when the Fund is about to declare a dividend or distribution that is not declared on a daily basis, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

30

The Fund’s dividends and other distributions are generally treated as received by shareholders when they are paid. However, if any dividend or other distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or other distribution will be treated as received by each shareholder on December 31 of the year in which it was declared.

After the end of the year, the Fund will provide you with information about the dividends and distributions you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Fund may be subject to federal withholding tax. To the extent that the Fund’s distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Ordinary dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends (including exempt-interest dividends), and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is 28%.

More information about taxes is contained in the Fund’s SAI.

31

financial highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance. Information for the year or periods indicated below, except as described hereafter, has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s 2015 Annual Report (available upon request; see the back cover of this Prospectus). Information presented in the financial highlights tables is for a single Fund share outstanding throughout the year or period shown. The total return figures in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for all periods prior to October 1, 2014, for the Fund were audited by the Fund’s previous independent registered public accounting firm. The financial highlights for all periods prior to January 1, 2013, for the Fund were audited by the independent registered public accounting firm for Fund’s predecessor fund.

For a Share Outstanding Throughout Each Period For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Securities†	Redemption Fees		Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (1)(2)	Ratio of Net Investment Income (Loss) to Average Net Assets (1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Emerging Markets Fund
Class N (commenced operations on December 14, 2011)
2015	$38.90	$0.09		$(3.48)	$—		$(0.13)	$—	$—	$35.38	(8.74)%	$684,182	1.61	0.21%	1.65%	34%
2014	34.24	0.22		4.55	—		(0.11)	—	—	38.90	13.96	582,490	1.61	0.58	1.64	42
2013*	32.31	0.33		1.60	—		—	—	—	34.24	5.97	294,040	1.62	1.31	1.69	25
2012	25.28	0.04		7.00	0.01		—	—	(0.02)	32.31	27.87	136,838	1.97	0.15	1.94	69
2011	25.00	(0.02	)(3)	0.30	—	^	—	—	—	25.28	1.12	5,934	2.25	(2.15)	9.74	6

*	For the nine months ended September 30, 2013, and the year or period ended December 31. Effective March 29, 2013, the Rochdale Investment Trust’s Rochdale Emerging Markets Portfolio (the “Predecessor Fund”) was merged into City National Rochdale Funds’ City National Rochdale Emerging Markets Fund. Information presented for the period prior to March 29, 2013, is that of the Predecessor Fund, which had a December 31 fiscal year end.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡	Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
^	Amount represents less than $0.01 per share.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

Amounts designated as “—” are either $0 or have been rounded to $0.
32

important terms to know

7-Day Yield — the dividend and interest earned by a Fund, and paid out during the seven-day period, minus any management fees incurred during those seven days.

30-Day SEC Yield — a standard yield calculation developed by the SEC, which reflects the dividends and interest earned by a Fund during a 30-day period, after the deduction of the Fund’s expenses.

Effective Yield — the interest rate, compounded weekly, you would receive if you kept your investment in a Fund for a year.

Liquidity — the ability to turn investments into cash.

Quality — the credit rating given to a security by a nationally recognized statistical rating organization.

Yield — the interest rate you would receive if you kept your investment in a Fund for a year. It is based on the current interest rate for a trailing seven-day period.

MSCI Emerging Markets Asia Net Total Return Index — an index of large and mid-cap equities with representation across eight emerging markets countries. With over 500 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Net Total Return Index — a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. With over 800 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
33

privacy principles

City National Rochdale Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the City National Rochdale Funds’ Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds’ Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of the City National Rochdale Funds’ Statement of Privacy Principles is available at citynationalrochdalefunds.com. Should you have any questions regarding the Funds’ Privacy Principles, please contact your investment professional or the Funds at (888) 889-0799.
34

for more information

CITY NATIONAL ROCHDALE FUNDS
Additional information is available free of charge in the Statement of Additional Information (“SAI”) for the Funds. The SAI is incorporated by reference (legally considered part of this document). In the Annual Report for the Funds, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports, please visit the Funds’ web site at citynationalrochdalefunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
 (888) 889-0799

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 889-0799 (or contact your Authorized Institution, as applicable). We will begin sending you individual copies 30 days after receiving your request.

Information about the Funds may be reviewed and copied:

●    at the SEC’s Public Reference Room in Washington, D.C. at (202) 551-8090;

●    on the EDGAR database on the SEC’s website at www.sec.gov; or

●    by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Funds, please call (888) 889-0799.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Funds’ Investment Company Act file number: 811-07923.

CNR-PS- 023-0100
City National Rochdale Emerging Markets Fund

STATEMENT OF ADDITIONAL INFORMATION

CITY NATIONAL ROCHDALE FUNDS
400 North Roxbury Drive, Beverly Hills, California 90210

CITY NATIONAL ROCHDALE EMERGING MARKETS FUND
Class Y (CNRYX)

May 6, 2016

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”) or Royal Bank of Canada. Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 6, 2016, which may be amended from time to time (the “Prospectus”), for the City National Rochdale Emerging Markets Fund (the “Fund”).

The Fund is a series of City National Rochdale Funds (the “Trust”), an open-end, management investment company. Prior to September 10, 2013, the name of the Trust was “CNI Charter Funds.” Audited financial statements for the Fund contained in the Annual Report to Shareholders of the Trust for the fiscal year ended September 30, 2015, are incorporated herein by reference. The Trust offers shares of other series (collectively, the “CNR Funds”) and Class N shares of the Fund, which are described in another SAI.

To obtain a free copy of the above-referenced Prospectus, the Annual Report for the Trust or a Prospectus or Statement Additional Information for the CNR Funds or Class N shares of the Fund, please call (888) 889-0799 or visit citynationalrochdalefunds.com.

TABLE OF CONTENTS

THE FUND	1
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	1
PERMITTED INVESTMENTS	1
INVESTMENT RESTRICTIONS	39
MANAGEMENT OF THE TRUST	41
PORTFOLIO TRANSACTIONS	55
DISTRIBUTIONS AND TAXES	56
SHARE PRICE CALCULATION	66
SHAREHOLDER SERVICES PLAN	67
MARKETING AND SUPPORT PAYMENTS	68
EXPENSES	68
CODES OF ETHICS	68
DISCLOSURE OF PORTFOLIO HOLDINGS	68
PROXY VOTING	70
GENERAL INFORMATION	70
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	71
PERFORMANCE INFORMATION	72
PURCHASE AND REDEMPTION OF SHARES	74
OTHER INFORMATION	75
FINANCIAL STATEMENTS	76
APPENDIX A – PROXY VOTING POLICIES	A-1
APPENDIX B – RATINGS OF INVESTMENT SECURITIES	B-1

i

THE FUND

Class Y shares of the Fund commenced operations in May 2016. Class N shares of the Fund commenced operations on March 29, 2013, the effective date of the acquisition by the Fund of the assets and liabilities of the corresponding series (the “Predecessor Fund”) of Rochdale Investment Trust, a registered investment company organized on March 10, 1998, for which Rochdale Investment Management, LLC (“Rochdale”) served as investment manager. The Predecessor Fund commenced operations on December 14, 2011.

Effective September 10, 2013, Rochdale changed its name to City National Rochdale, LLC (“City National Rochdale” or the “Investment Manager”). City National Rochdale is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding shares of the Predecessor Fund received Class N shares of the Fund. The Fund has substantially similar investment objectives, policies and strategies as the Rochdale Predecessor Fund. As compared to the Fund, the Predecessor Fund had a different board of trustees and some different service providers. In addition, the Predecessor Fund’s fiscal year ended December 31, while the Fund’s fiscal year ends September 30. City National Rochdale also serves as investment manager to the wholly-owned subsidiary of the Fund.

City National Rochdale currently serves as investment manager to the Fund. References to the “Investment Manager” for periods before September 10, 2013, refer to Rochdale.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). A diversified fund, may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer and in not more than 10% of the outstanding voting securities of an issuer. These limits do not apply to cash, Government securities, and securities of other investment companies. Although the Fund is not subject to these requirements, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectus describes the principal and material non-principal strategies and risks of investing in the Fund. This SAI provides additional information about the Fund’s principal strategies and risks and further describes non-principal strategies and risks of the Fund that an investor should also consider.

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

PERMITTED INVESTMENTS

Investments by the Fund may include the following types of securities. References in this section to investments by the Fund include Fund’s “direct” investments as well as its “indirect” investments (i.e., investments by the wholly- owned subsidiary of the Fund).

Equity Securities. The Fund will (as a principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s asset, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, it ordinarily does not have voting rights and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stocks may also permit the issuer to redeem the stock.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and will cease to have value if it is not exercised prior to its expiration date.

Foreign Securities. The Fund may as a principal investment strategy invest in securities issued by companies organized or principally doing business in foreign countries and by governments of foreign countries.

ADRs, EDRs and GDRs. The Fund may make its foreign investments by investing in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar global instruments available in emerging markets, other securities convertible into securities of eligible issuers, and other types of foreign securities. ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are publicly trades on exchanges or over-the-counter in the United States, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored ADR arrangement the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the ADR holders. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Economic, Political and Social Factors. Certain foreign countries may be subject to a greater degree of economic, political and social instability than the United States. Such instability my result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payment position. Foreign investments also involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); and default in foreign government securities. Such economic, political and social instability could significantly disrupt the financial markets in such countries, the values of foreign investments, and the ability of the issuers in such countries to repay their obligations.

The financial problems in global economies over the past several years, including the European sovereign debt crisis and market turmoil in the Chinese markets, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Foreign Securities Markets and Regulations. There is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Further, the Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of the Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. The less liquid a market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at desirable times.

Foreign Currencies. Certain securities in which the Fund invests may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. Dollar will result in a corresponding change in the U.S. Dollar value of the Fund’s securities denominated in the currency. Such changes also affect the Fund’s income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager’s ability to predict movements in exchange rates.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Some countries in which the Fund may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. Dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Fund. The Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Fund may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. Dollars are used for the purchase of securities in foreign countries. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Fund’s assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Fund (as a principal investment strategy) invests in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Central and Eastern Europe and the former Soviet Union, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Investments in China. The Fund may (as a principal investment strategy) invest in securities and instruments that are economically tied to China. In addition to the risks associated with investing in foreign securities generally, including those associated with investing in emerging markets, investing in China presents additional risks. These additional risks include, among others, the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; currency devaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers; higher rates of inflation; accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made; greater political, economic and social uncertainty; market volatility caused by any potential regional territorial conflicts or natural disasters; and the risk of increased trade tariffs, embargoes and other trade limitations.

The economy in China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries, and investing in the securities of Chinese issuers may be subject to greater risk of loss than investments in securities of issuers in developed markets. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

There may be substantial government intervention in the Chinese economy, including restrictions on investment in companies or industries deemed sensitive to national interests. Governments and regulators may also intervene in the financial markets, such as by imposing trading restrictions, or suspending short sales of certain stocks. Such market interventions may also have a negative impact on market sentiment.

Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to the Fund investing in securities and instruments economically tied to China. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

China is dominated by the one-party rule of the Communist Party. Investments in China are subject to risks associated with greater governmental control over and involvement in the economy. China manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. China also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to China relatively illiquid, particularly in connection with redemption requests. In addition, the government of China exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in China have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have afflicted China in the past, and the region’s economy may be affected by such environmental events in the future. The Fund’s investment in China is, therefore, subject to the risk of such events. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan may present a risk to the Fund’s investments in China.

The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect the Fund’s investment in China. Because the rules governing taxation of investments in securities and instruments economically tied to China were unclear, the Investment Manager may provide for capital gains taxes on the Fund for investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to China.

Effective as of November 17, 2014, Chinese authorities issued a circular (Caishui [2014] 79) clarifying the corporate income tax policy of China in respect of qualified foreign institutional investors (“QFIIs”) and renminbi qualified foreign institutional investors (“RQFIIs”). Pursuant to the circular, any capital gains generated by the Fund’s trading in China A Shares (shares in mainland China-based companies that trade on Chinese stock exchanges) prior to November 17, 2014, will be subject to China’s withholding tax, unless the Fund determines, for example, that certain tax treaties reduced, or eliminated the applicability of, the tax for the Fund. As of November 17, 2014, the Fund is expected to be temporarily exempt from withholding tax on capital gains out of trading in China A Shares. Since there is no indication how long the temporary exemption will remain in effect, the Fund may be subject to such withholding tax in future. If, in future, China begins applying tax rules regarding the taxation of income from China A Share investment to QFIIs and RQFIIs and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability. The impact of any such tax liability on the Fund’s return could be substantial. Future changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.

With respect to the capital gains realized from investments in China A Shares prior to November 17, 2014, if it is ultimately determined that the Fund must pay China the withholding tax, shareholders of the Fund at the time that the Fund withholds or establishes a reserve for the tax, or pays the tax (out of current assets or distributable income) will bear the tax, even if they did not benefit from the trading activities that precipitated the tax. Conversely, shareholders of the Fund prior to the time that the Fund withholds or establishes a reserve for the tax, or pays the tax (out of current assets or distributable income) will not have borne the tax, even if they did benefit from the Fund’s trading activities that precipitated the tax. The amount of any withholding accrued by the Fund, reserve established by the Fund, or tax paid by the Fund will be disclosed to shareholders.

Investing through Stock Connect – The Fund may (as a principal investment strategy) invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Participatory Notes. The Fund may invest in participatory notes (“P-Notes”) as a principal investment strategy. P-Notes are unsecured, bearer securities typically issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market (for example, the shares of a company incorporated in India and listed on the Bombay Stock Exchange) while not holding the actual shares of the underlying security. The Fund may purchase P-Notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the Fund, from investing directly in individual securities traded on that exchange. P-Notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares.

The terms of P-Notes vary widely. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. While the holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends or other distributions paid in connection with the underlying security, the holder of a P-Note generally is not entitled to the same rights, such as voting rights, as a direct owner of the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them. Therefore, an investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and a P-Note’s performance may differ from the underlying security’s performance. The Fund must rely on the creditworthiness of the counterparty (i.e., bank or broker-dealer) issuing the P-Notes for its investment returns on the P-Notes and would have no rights against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. Issuers of P-Notes may have broad authority to control the foreign exchange rates related to the P-Notes and discretion to adjust a P-Note’s terms in response to certain events.

P-Notes involve transaction costs in addition to those applicable to a direct investment in securities. There is also no assurance that there will be a secondary trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security. P-Notes are not traded on exchanges, are privately issued and may be considered illiquid. To the extent a P-Note is determined to be illiquid, it will be subject to the Fund’s percentage limitation on investments in illiquid securities.

Investments in India through Mauritius. The Fund currently intends to gain exposure to Indian securities through investments in Rochdale Emerging Markets (Mauritius), a wholly-owned subsidiary of the Fund organized as a private limited company under the laws of the Republic of Mauritius (the “Subsidiary”). The Investment Manager manages the assets of the Subsidiary, but receives no additional compensation for doing so. To the extent that the Fund invests through the Subsidiary, an investment in the Fund will be an indirect investment in the Subsidiary. The Fund is the sole shareholder of the Subsidiary and has no current intention to sell or transfer shares of the Subsidiary. Descriptions in this SAI of investment restrictions, securities and transactions, and their associated risks, generally refer to both investments made directly and indirectly through the Subsidiary.

The Subsidiary is regulated by the Mauritius Financial Services Commission. The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or for the correctness of any statements made or opinions expressed with regard to the Subsidiary. The Subsidiary is currently licensed as a Global Business Company (Category 1) with the Mauritius Financial Services Commission and its shares are currently only available to the Fund. As an investor in the Subsidiary, the Fund is not protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s failure. Under current laws and regulations in Mauritius, the Mauritius Subsidiary is liable to pay income tax on its net income at a rate of 15%. The Mauritius Subsidiary is, however, entitled to a tax credit equivalent to the higher of actual foreign tax suffered or 80% of Mauritius tax payable in respect of its foreign source income thus reducing its maximum effective tax rate to 3%. Profits from the sale of investments are not subject to tax in Mauritius, and any dividends and redemption proceeds paid by the Mauritius Subsidiary to its shareholder are exempted from any withholding tax in Mauritius.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Only “Foreign Portfolio Investors” (“FPI”) and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India). The Subsidiary is registered with the Securities and Exchange Board of India (“SEBI”) as a Category II FPI. However, the Subsidiary must still seek renewal of this status every three years, and it will be required to fulfill any conditions imposed by SEBI. There can be no guarantee that regulatory approval will be forthcoming, or that the Subsidiary will be able to fulfill any conditions imposed by SEBI. The investment by the Subsidiary in Indian securities is therefore dependent on its continued registration as an FPI. Any loss of either such registration could result in mandatory divestment by the Subsidiary.

The income, assets and activities of the Subsidiary are treated as those of the Fund. Investments made by the Subsidiary in Indian securities are treated as investments by the Fund, and dividends and distributions received by the Subsidiary on these investments are treated as having been received by the Fund. Any investment made by the Fund in the Subsidiary, and any distributions by the Subsidiary to the Fund are disregarded as the Subsidiary is not treated as an entity separate from the Fund. The Fund will invest in the Subsidiary through subscriptions and redemptions of the Subsidiary’s Ordinary Shares, which participate fully in the gains and losses of the Subsidiary and entitles the Fund to receive dividends, distributions and return on capital.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indices. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Fixed Income Securities. The Fund may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Fund’s fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. These fluctuations will generally be greater for longer-term securities than for shorter-term securities. Investors should recognize that if the Fund invests in debt securities, in periods of declining interest rates, the returns of the Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Fund’s current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal when due, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by NRSROs also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Fund’s net asset value. See attached Appendix B for a discussion of fixed income ratings.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Because the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, and in particular emerging market securities, the Fund will tend to have greater exposure to liquidity risk than funds that do not invest in such securities. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Fund’s performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at a low level. In addition, the Federal Reserve purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve has stopped Quantitative Easing, and raised the federal funds rate, interest rates across the U.S. financial system may rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are at historically low levels. Thus, if the Fund invests in fixed income securities, it currently faces a heightened level of interest rate risk.

Corporate Bonds. The Fund (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The Fund may (as a non-principal investment strategy), invest in low grade, high yield debt. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Fund. In addition, the Fund may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in Appendix B of the Prospectus. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The risk of loss because of default by issuers of high yield securities is generally greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Investment Manager could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither such event will require sale of the securities by the Fund, although the Investment Manager will consider the event in determining whether the Fund should continue to hold the security.

Variable and Floating Rate Instruments. The Fund (as a non-principal investment strategy) may invest in variable and floating rate instruments. Certain of the obligations purchased by the Fund may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

Convertible Securities and Warrants. The Fund will (as a principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Trust Preferred Securities. The Fund may (as a non-principal investment strategy) invest in trust preferred securities, which are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Commercial Paper and Other Short-Term Corporate Obligations. The Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Fund’s portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Section 4(2) Commercial Paper. The Fund (as a non-principal investment strategy) may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Services, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO or if unrated, will be determined by the Investment Manager to be of comparable quality. These rating symbols are described in Appendix B of the Prospectus.

Illiquid Securities. The Fund may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager pursuant to guidelines approved by the Board. The Investment Manager will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. To the extent that the Investment Manager, pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to the Fund’s percentage limit on illiquid securities investment.

The Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. The Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities. The Fund (as a non-principal investment strategy) may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Different types of these mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Certain mortgage-related securities are subject to high volatility. The Fund may use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Fund.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages. For example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period. It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Ginnie Mae creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. Fannie Mae and Freddie Mac issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – Ginnie Mae. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a Ginnie Mae guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (the “FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Ginnie Mae pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – Fannie Mae. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Mortgage-Related Securities – Freddie Mac. Freddie Mac is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. Freddie Mac was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying Freddie Mac securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another Freddie Mac security.

See the discussion of Fannie Mae in the previous section for information about the 2008 appointment of FHFA as the conservator of Freddie Mac.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale and there may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans).  For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. The Investment Manager expects that the amount of privately issued mortgage-backed securities that may be purchased by the Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by the Fund will not exceed 5% of the value of the Fund’s total assets.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage Dollar Rolls. In forward roll transactions, also known as mortgage “dollar rolls,” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time a fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Stripped Mortgage Backed Securities. Stripped mortgage backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Other types of mortgage-related derivative securities include various types of structured securities with interest rates or, in some cases, principal payable at maturity that change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“references prices”). A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the security is a multiple of the change in the reference price. Such securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate and inverse floating rate securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), floating rate securities that are subject to a maximum interest rate (“capped floaters”), dual index floaters (which are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates) and range floaters (the coupons on which are subject to reduction if a designated interest rate floats outside of a specified interest rate band or collar). These securities may be illiquid and their values may be very volatile.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Investment Manager in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of pre-maturity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Investment Manager’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Asset-Backed Commercial Paper. The Fund (as a non-principal investment strategy) may invest in asset-backed commercial paper (“ABCP”) and other Eligible Securities (as that term is defined below). ABCP is issued by structured investment vehicles or other conduits, and typically has an original term to maturity of up to 270 days. Payment is supported by cash flows from large pools of assets with large numbers of revolving obligors, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. The structured investment vehicles or other conduits issuing the ABCP are sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities.

The credit quality of most ABCP depends primarily on the credit quality of the underlying assets, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. Payments or distributions of principal and interest on ABCP depend primarily on the cash collections received from the underlying asset portfolio and the conduit’s ability to issue new ABCP. A fund investing in such securities may incur losses in the event or credit or market value deterioration in the underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from such risks, payment may also be supported with various protections such as credit enhancements, liquidity support, various forms of cash collateral accounts or letters of credit, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default.

Asset-Backed Securities. The Fund may (as a non-principal investment strategy) invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

Payment of principal and interest on asset-back securities may largely depend upon the cash flows generated by the assets backing the securities. In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in the Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Variable Rate Demand Notes. The Fund (as a non-principal investment strategy) may invest in variable rate demand notes (“VRDNs”). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Fund also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, the Fund may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager believes are creditworthy and satisfy the quality requirements of the Fund. The Investment Manager periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities. VRDNs may earn lower yields than other types of fixed income securities in which the Fund may invest.

Hedge Funds. As a non-principal investment strategy, the Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund’s shareholders, even if the Fund’s overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Short Sales. The Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

Investment Company Shares. The Fund (as a non-principal investment strategy) may invest in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law, rule or regulatory guidance, such as is the case with money market funds and many exchange-traded funds (“ETFs”).

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

•	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

•	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

ETFs. The Fund may (as a non-principal investment strategy), invest in ETFs, which are registered investment companies that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors’ iShares funds, Standard & Poor’s Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Zero Coupon Bonds. The Fund (as a non-principal investment strategy) may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The securities are redeemed at face value on the specified maturity date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Fund nevertheless intends to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating other securities at times the Fund might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. The Fund may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The Fund may invest in real estate investment trusts (“REITs”) as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act.

Privatizations. As a non-principal investment strategy, the Fund may invest in “privatizations” – foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. As a non-principal investment strategy, Fund may invest in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. The Fund believes that carefully selected special situations could enhance their capital appreciation potential. The Fund also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Fund to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. As a non-principal investment strategy, the Fund may enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into contracts to sell, for a fixed amount of U.S. Dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Fund denominated in such foreign currency. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved.

By entering into forward foreign currency contracts, the Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize gains or losses from currency transactions.

If the Fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the contract has been established. Thus the Fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Pursuant to Section 18 of the 1940 Act and SEC staff interpretations thereunder, for forwards that are not contractually required to “cash settle,” the Fund must cover its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value.

Municipal Leases. The Fund (as a non-principal investment strategy) may invest in municipal lease obligations – instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Private Activity and Industrial Development Bonds. The Fund (as a non-principal investment strategy) may purchase certain private activity bonds (“PABs”) or industrial development bonds, the interest paid on which is exempt from federal income tax (although such interest may be an item of tax preference for purposes of the federal alternative minimum tax). These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured. Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity. The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

Derivatives. The Fund may use various types of derivatives (“Financial Instruments”) as non-principal investment strategies for various reasons, including as a substitute for other investments, to attempt to enhance a portfolio’s total return or yield, or to hedge or otherwise alter the investment characteristics of a portfolio. Except as otherwise provided in its prospectus, this SAI or by applicable law, the Fund may purchase and sell any type of Financial Instrument, including those which may become available in the future as the Investment Manager develops new techniques and as new Financial Instruments or other techniques are developed. As with any other investment or investment technique, any such Fund may choose not to make use of derivatives for a variety of reasons (including cost considerations), and there can be no assurance that any derivatives strategy employed will be successful.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), or the exchanges on which some Financial Instruments may be traded. The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, although the SEC recently proposed a new rule related to such derivatives use. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, the use of Financial Instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

•	Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon an adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

•	The Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the Fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

•	The Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the Fund continues to be subject to investment risk on the Financial Instrument. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

•	Certain Financial Instruments transactions may have a leveraging effect on the Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•	Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities.

•	In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the Fund incurring substantial losses and/or not achieving anticipated gains.

•	Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, the Fund might be in a better position had it not attempted to hedge at all.

•	Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If the Fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

•	Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

•	Certain Financial Instruments transactions, including certain options, swaps, forward contracts, futures and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

•	Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since the Fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

•	Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

•	Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

•	Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in the Fund that invests largely in municipal securities.

Swap Agreements. The Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Credit Default Swaps. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan.

Options on Securities, Securities Indices and Currencies. As a non-principal investment strategy, the Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which the Fund may invest. The Fund also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period. Puts and calls on indices are similar to puts and calls on securities, except that all settlements are in cash and gain or loss depends on changes in the index and the amount of cash is equal to the difference between the closing price of the index and the exercise price times a specified multiple which determines the total dollar value for each point of such difference.

The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although the Fund does not currently intend to do so, it may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves the Fund’s giving another party, in return for a premium, the right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction. A covered put option gives the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Fund will cause its custodian to segregate cash, cash equivalents, Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. The Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by the Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for the Fund to enter into any closing transaction.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.

Futures and Options on Futures. The Fund may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when the Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations, or increases in initial margin requirements, may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Fund may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Futures and options on futures are regulated by the CFTC. The Investment Manager has claimed exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). In the future, if the Fund’s use of futures, options as futures, or swaps requires the Investment Manager to register as a commodity pool operator with the CFTC, the Investment Manager will do so at that time.

Inverse Floaters. The Fund may as a non-principal investment strategy invest in municipal securities the interest rates of which bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Derivatives, Generally. Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. The Fund will hold cleared derivatives through accounts at clearing members, which are futures commission merchants that are members of the clearing houses and which have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Over-the-Counter Derivatives Transactions. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Investment Manager and verified in appropriate cases. As bilateral OTC transactions are made directly with dealers, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transaparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through an SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Repurchase Agreements. The Fund (as a non-principal investment strategy) may enter into repurchase agreements. The Fund expects that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

The Investment Manager will enter into repurchase agreements on behalf of the Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked-to-market daily. The Investment Manager will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor. Repurchase agreements, in some circumstances, may not be tax-exempt.

The Fund will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 15% of its assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager liquidity or other considerations warrant.

Lending of Portfolio Securities. As a non-principal investment strategy, the Fund may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Fund. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked-to-market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. Upon such termination, the Fund is entitled to obtain the return of the securities loaned as promptly as practicable.

For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will have the ability to recall securities in order to exercise voting rights with respect to those securities and will receive proceeds from the investment of the collateral. Investing the collateral subjects that investment to market appreciation or depreciation. The Fund will bear any loss on the investment of its cash collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager to be creditworthy, and when, in the judgment of the Investment Manager, the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The Fund (as a principal investment strategy) may engage in standby commitments and put transactions. The Investment Manager has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Fund will limit its put transactions to institutions which the Investment Manager believes present minimum credit risks, and the Investment Manager will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there is a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Bank Obligations. The Fund (as a non-principal investment strategy) may invest in all types of bank obligations, including bank notes, bank loans, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to the federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Collateralized Debt Obligations. The Fund may as a non-principal investment strategy invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Eurodollar Certificates of Deposit and Foreign Securities. The Fund may invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Investment Manager will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. Dollar denominated.

Tax Exempt Commercial Paper. The Fund (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency and Instrumentality Obligations. The Fund (as a non-principal investment strategy) may invest in U.S. Government agency and instrumentality obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Private Export Funding Corporation (an entity established by the U.S. Treasury and the Export/Import Bank of the United States), Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Ginnie Mae, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Fund may purchase securities guaranteed by Ginnie Mae which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. These obligations include securities supported by the full faith and credit of the U.S. Treasury (i.e., Ginnie Mae), securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), and securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac).

U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to market crises or otherwise. In the case of obligations not backed by the full faith and credit of the Unites States, the Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. No government agencies or instrumentalities guarantees the market value of the securities it issues, and the market value such securities will fluctuate in response to changes in interest rates. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Fund (as a non-principal investment strategy) may invest in U.S. Treasury obligations, which consist of bills (maturity of one year or less), notes (maturity of one to ten years) and bonds (maturities generally greater than ten years) issued by the U.S. Treasury. The U.S. government does not guarantee the market value of Treasury securities, which fluctuate in response to changes in interest rates. The Fund may also invest in separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities and Forward Commitments. The Fund may (as a non-principal investment strategy) invest in securities on a when-issued or forward commitment basis. These investments involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager deems it appropriate to do so. Because the Fund’s liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Manager expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of the Fund’s total assets absent unusual market conditions.

Credit Linked Notes. The Fund (as a non-principal investment strategy) may invest in credit linked notes (“CLNs”), which are a type of hybrid instrument in which a special purpose entity (the “Note Issuer”) issues a structured note that is in general intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer (the “Reference Instrument”). The purchaser of a CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Foreign Sovereign Debt Securities. The Fund (as a non-principal investment strategy) may invest in fixed and floating rate high yield foreign sovereign debt securities. Such investments will expose the Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Borrowing Policy. The Fund may borrow money as permitted by Section 18 of the 1940 Act and the rules and regulations thereunder, which limit the Fund to borrowing in an amount up to 33 1/3% of the value of the Fund’s total assets. The Fund and the Subsidiary comply with the requirements of Section 18 on an aggregate basis. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis will not be deemed the borrowing of money. If for any reason the current value of the total assets of the Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.

Concentration. The Fund may not concentrate (i.e., invest more than 25% of the Fund’s net assets) in any industry or group of industries, except that the Fund may invest more than 25% of its net assets in securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Securities Ratings. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager will also monitor issuers of such securities.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Cyber Security Risk. Investment companies, such as the Trust, and its service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its service providers, including the Investment Manager, the Fund’s custodian, the Fund’s transfer agent, any intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset values, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Technology Risk. The Investment Manager may use various technology in managing the Fund, consistent with its investment objectives and strategies described in the Prospectus and this SAI. For example, proprietary and third-party data and systems may be utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund and may not be changed without shareholder approval.

The Fund may not:

1.	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.	(a) Borrow money, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations; or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings described in (a).

3.	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude the Fund from obtaining such short term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

4.	Purchase or sell real estate, or commodities or commodity contracts, except that the Fund may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options and securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).

5.	Invest 25% or more of its net assets in the securities of companies engaged in any particular industry or particular group of industries (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities).

6.	Issue senior securities, as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in any issuer for purposes of exercising control or management.

9.	With respect to 50% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Up to one-third of the Fund’s total assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

The following policies of the Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

The Fund may not:

1.	Invest in securities of other investment companies except as permitted by the 1940 Act.

2.	Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

3.	Make any change in the Fund’s investment policies of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to the Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations or net outflows, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment manager to the Fund, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Andrew S. Clare (the “Interested Trustee”) is an “interested person” of the Trust, as defined in the 1940 Act. Each Trustee other than Mr. Clare may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.”

Independent Trustees

Name Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee for the Past Five Years
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 64	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001 - present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	19	Rochdale Investment Trust (2011- 2013)
Jon C. Hunt City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 64	Trustee	Since 2013	Retired (March 2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012 to March 2013). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	19
Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present); Advisor’s Inner Circle Fund III (February 2014 – present); O’Connor EQUUS (May 2014- present) ; Winton Series Trust and Winton Diversified Opportunities
Fund, Lead Independent Trustee (January 2015 - present)

Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 72	Trustee Chairman	Since 2007 Since 2016	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	19	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (3)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 57	Trustee	Since 2013	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	19	Lapolla Industries, Inc. (2007 – present); Rochdale Investment Trust (2011-2013)
James Wolford City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	Trustee	Since 1999
Chief Executive Officer of Corinthian Development Company (December 2013 – present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).
				19	None

Interested Trustee
Andrew S. Clare (4) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 70	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	19	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund.

(3)
Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

Officers
Name Address Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 59	President and Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986-present); Chief Investment Officer, City National Rochdale (April 2016-present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 47	Treasurer	Since 2005	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 50	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2013
Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present). CCO, Symphonic Financial Advisers LLC (2013 to Present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 37	Vice President and Assistant Secretary	Since 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

Greg Francoeur City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President and Assistant Treasurer	Since 2015	Senior Vice President, Segment Finance Manager, Wealth Management Segment, City National Bank (2009 – Present), Chief Financial Officer (Convergent Capital Management, (2003 – 2009).
Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 33	Vice President and Assistant Treasurer	Since 2015	Group Finance Manager, City National Rochdale (2011 – present). Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008- 2011).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President and Secretary	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 44	Vice President and Assistant Secretary	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

The Board of Trustees has responsibility for the overall management and operations of the Trust, including oversight of the valuation of the Fund’s portfolio securities. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and with respect to certain persons, satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

•	Mr. Clare, legal background and experience as a corporate and litigation lawyer.
•	Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Investment Trust, a registered investment company a series of which reorganized into the Fund on March 29, 2013.

•	Mr. Hunt, executive investment management experience and experience in management of the Trust and affiliated entities of CNB.
•
Mr. Kozlen, investment management experience as an executive in leadership roles within CNB and affiliated entities, and as past President and Chief Executive Officer of the Trust, and as a Trustee of the Trust.

•	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Investment Trust.
•	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the Trust.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the CNR Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Five of the six Board members are Independent Trustees. Vernon C Kozlen, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. Through the committees of the Board the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Effective April 1, 2015, William R. Sweet, who served as a Trustee of the Trust from 1999 to March 31, 2015, is serving as a Trustee Emeritus of the Trust for a period of one year. Effective January 1, 2016, Irwin G. Barnet, who served as a Trustee of the Trust from 1999 to December 31, 2015, is serving as a Trustee Emeritus of the Trust for a period of one year. As a Trustee Emeritus, Messrs. Sweet and Barnet may attend the meetings of the Board of Trustees or any of its committees, but have no duties, powers or responsibilities with respect to the Trust.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2015, the Audit Committee held four meetings. The Board has designated James Wolford as the Trust’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. The Committee monitors on an ongoing basis the investment operations of the various CNR Funds, including matters such as the CNR Funds’ adherence to their investment mandates, historical performance of the Investment Manager and each sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a CNR Fund’s sub-advisers proposed by the Investment Manager, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2015, the Investment Committee held four meetings.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2015.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

RISK MANAGEMENT

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the CNR Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to City National Rochdale the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the CNR Funds. Under the overall supervision of the Board, City National Rochdale and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust's CCO, City National Rochdale’s management, and other service providers (such as the Trust's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities of various CNR Funds beneficially owned by each Trustee as of December 31, 2015.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel A. Hanwacker	None	None
Jon C. Hunt	Fixed Income Opportunities Fund $50,001-$100,000	$50,001-$100,000
Vernon C. Kozlen
Prime Money Market Fund
$10,001-$50,000
California Tax Exempt Money Market Fund
Over $100,000
Government Bond Fund
Over $100,000
Corporate Bond Fund
Over $100,000
California Bond Fund
$1-$10,000
High Yield Bond Fund
Over $100,000
Fixed Income Opportunities Fund
Over $100,000
Multi-Asset Fund
$10,001-$50,000
Dividend & Income Fund
Over $100,000
U.S. Core Equity Fund
Over $100,000
Emerging Markets Fund
Over $100,000
Over $100,000
Jay C. Nadel	Muni High Income Fund Over $100,000 Fixed Income Opportunities Fund Over $100,000 Emerging Markets Fund $50,001-$100,000	Over $100,000
James Wolford	None	None

Interested Trustee

Andrew S. Clare	None	None

COMPENSATION

The following table sets forth the compensation by the Trust of the Independent Trustees for the fiscal year ended September 30, 2015.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Daniel A. Hanwacker	$86,128	N/A	N/A	$87,125
Jon C. Hunt	$77,231	N/A	N/A	$78,125
Vernon C. Kozlen	$78,467	N/A	N/A	$79,375
Jay C. Nadel	$77,231	N/A	N/A	$78,125
James Wolford	$77,231	N/A	N/A	$78,125

The following table sets forth the compensation of the Interested Trustee for the fiscal year ended September 30, 2015.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Andrew S. Clare	$75,748	N/A	N/A	$76,625

As a Trustee Emeritus of the Trust, William R. Sweet and Irwin G. Barnet do not receive any compensation from the Trust; however, they are entitled to reimbursement of expenses related to his attendance at any meetings of the Board of Trustees or its committees.

INVESTMENT MANAGER

City National Rochdale serves as the investment adviser to each series of the Trust.

Prior to September 10, 2013, Rochdale Investment Management, LLC (“Rochdale”) served as investment adviser for the Fund pursuant to an Investment Management Agreement between the Trust and Rochdale dated as of March 28, 2013 (“RIM Management Agreement”). Effective September 10, 2013, Rochdale was renamed City National Rochdale, LLC. Effective August 27, 2015, the RIM Management Agreement and another investment managed agreement relating to other series of the Trust were combined into an Amended and Restated Investment Management between the Trust and City National Rochdale (the “Management Agreement”)

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the CNR Funds’ investment strategies, manages the CNR Funds’ investment portfolios and provides other services necessary to the operation of the CNR Funds and the Trust. As of December 31, 2015, the Investment Manager had approximately $27.8 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $61.2 billion in assets under administration, which includes $48.4 billion in assets under management, as of December 31, 2015. CNB is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada. Royal Bank of Canada has approximately $4,609 billion Canadian dollars in assets under administration, which includes $498 billion Canadian dollars in assets under management, as of October 31, 2015.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Fund are described in the Prospectus.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement is in effect with respect to the Fund for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated with respect to the Fund at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of the Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Investment Manager provides the Fund with investment management services, including, subject to the supervision of, and policies established by the Board of Trustees, the selection, appointment, termination and supervision of any sub-adviser to the Fund. In accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees employ, terminate and modify the sub-advisory agreements of unaffiliated sub-advisers according to certain procedures without soliciting shareholders’ approval.

The Investment Manager is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement. The Investment Manager provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. The Investment Manager also furnishes the Fund with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment.

The Management Agreement provide that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Investment Manager, as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Fund, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Trustees, officers and employees of the Fund.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “City National Rochdale” by the Trust and by the Fund is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Fund.

For the fiscal years ended September 30, 2015, September 30, 2014, and September 30, 2013, the Fund paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. The Investment Manager’s investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

Fund	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2014		Fiscal Year Ended September 30, 2013
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Emerging Markets Fund(1)	$6,688,305	$290,920	$4,331,474	$145,169	$1,471,189	$115,490

(1)	Includes fees received by the Investment Manager from the Predecessor Fund prior to March 29, 2013.

For the fiscal period ended December 31, 2012, the Predecessor Fund paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts.

Fiscal Year Ended 12/31/12

Emerging Markets Portfolio
Advisory fee accrued	$857,924
Fees waived and expenses absorbed	$0
Total fees paid to Investment Manager	$857,924

During the fiscal periods ended March 29, 2013 and December 31, 2012, pursuant to an investment advisory agreement between the Investment Manager and Rochdale Investment Trust, the Investment Manager recouped the following amounts from the Predecessor Fund for expenses previously reimbursed during the three preceding periods:

Portfolio	2013	2012
Emerging Markets Portfolio*	$0	$17,988

* The Emerging Markets Portfolio commenced operations on December 14, 2011.

The Investment Manager also provided certain administrative services to the Predecessor Fund pursuant to the terms of a services agreement dated May 24, 2006, including providing individuals to serve as executive officers to Rochdale Investment Trust, providing the services of a qualified individual to serve as Rochdale Investment Trust’s Chief Compliance Officer (along with staff and other resources as necessary) and coordinating the activities of all of Rochdale Investment Trust’s other service providers. For these services, the Investment Manager was paid a fee based upon the average daily net assets of the Predecessor Fund at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million and 0.08% for assets exceeding $1 billion. The Investment Manager received the following payment under this agreement during the last three fiscal years.

Portfolio	Fiscal Year Ended 12/31/12
Emerging Markets Portfolio*	$128,689

*	The Emerging Markets Portfolio commenced operations on December 14, 2011.

A summary of the Board’s considerations associated with its approval of the renewal of the Management Agreement is included in the Trust’s Annual Report for the fiscal year ended September 30, 2015.

PORTFOLIO MANAGERS

Information regarding City National Rochdale is contained in the Prospectus under “Management of the Fund.” Following is information with respect to each person who is primarily responsible for the day-to-day management of the Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in the Fund. All information provided below is as of September 30, 2015, unless otherwise indicated.

City National Rochdale is a wholly-owned subsidiary of CNB. The compensation received from CNB by all City National Rochdale employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

The individual with primary responsibility for managing the Fund is Anindya Chatterjee.

Mr. Chatterjee manages the following accounts (including the Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$684.2	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Chatterjee owns shares of the Fund worth $50,001 to $100,000.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one series or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple series and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each series and/or other account. In approving the Management Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable series, and that the Investment Manager seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable series.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one series or other account, a series may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible series and other accounts of the Investment Manager. To deal with these situations, the Investment Manager have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation.

With respect to securities transactions for the Fund, the Investment Manager determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager could share in investment gains.

The Trust and the Investment Manager have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment Manager meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a series with respect to that series, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust, subject to a minimum annual fee. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of certain series’ shares.

For the fiscal years ended September 30, 2015, 2014, and 2013, the Fund paid the following administrative fees:

Fund	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2014		Fiscal Year Ended September 30, 2013
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Emerging Markets Fund	$218,593	N/A	$172,118	N/A	$92,067	N/A

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the series of the Trust. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the series of the Trust.

CUSTODIANS

Pursuant to a custodian agreement, U.S. Bank, N.A. (the “Custodian”), located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian of the Trust’s assets. Deutsche Bank AG, located at Deutsche Bank House, Hazarimal Somani Marg, Fort, Mumbai 400 001, India, serves as the custodian of the Subsidiary’s assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, BBD, LLP, audits and reports on the annual financial statements of the Fund and may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of BBD, LLP is 1835 Market Street Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. The address of Morgan, Lewis & Bockius LLP is 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071.

Dechert LLP serves as counsel to the Independent Trustees. The address of Dechert LLP is 2010 Main Street, Suite 500, Irvine, California 92614.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objective of the Fund; invest money obtained from the sale of the Fund’s shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Fund’s shares. Portfolio transactions may increase or decrease the returns of the Fund depending upon management’s ability correctly to time and execute them.

The Investment Manager, in effecting purchases and sales of portfolio securities for the accounts of the Fund, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager generally selects broker-dealers for the Fund primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Investment Manager annually performs a formal review of the broker-dealers used by it with respect to the Fund, and performs informal reviews of the broker-dealers on an on-going basis.

While the Fund’s general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Fund or to the Investment Manager, even if the specific services were not provided just to the Fund and may be lawfully and appropriately used by the Investment Manager in advising other clients. The Investment Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Management Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Investment Manager in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager. The Investment Manager complies with Section 28(e) of the Securities Exchange Act of 1934 in this regard.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as the Fund. On occasions when the Investment Manager determines the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Fund and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Fund.

The Fund does not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers that execute brokerage transactions for the Fund may effect purchases of shares of the Fund for their customers. The Fund does not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. On September 30, 2015, the Fund held no securities of its “regular brokers or dealers.”

BROKERAGE

For the indicated fiscal years, the Fund paid the following brokerage commissions:

Year Ended September 30, 2015	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
	$1,044,435.98	N/A	N/A	N/A

Year Ended September 30, 2014	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
	$1,141,437.62	N/A	N/A	N/A

Year Ended September 30, 2013	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
	$450,908.85	N/A	N/A	N/A

For the fiscal year ended September 30, 2015, of the total brokerage commissions paid by the Fund, a total of $1,044,435.98 (100%), was paid to firms which provided research services to the Investment Manager as well as execution services.

DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 p.m., Eastern Time. Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in the Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”.

The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

For U.S. federal income tax purposes, the Fund’s capital losses that arose in taxable years beginning on or before December 22, 2010 (“Pre-2011 Losses”) can generally be carried forward for a maximum of eight years to offset future capital gains. As of September 30, 2015, the Fund had no Pre-2011 Losses.

Net short-term and long-term capital losses incurred by the Fund in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward for an unlimited period. However, any carryforwards of Post-2010 Losses must be fully utilized before the Fund will be permitted to use carryforwards of Pre-2011 Losses. Carryforwards of Post-2010 Losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as is the case for Pre-2011 Loss carryforwards. As of September 30, 2015, the Fund had the following carryforwards of Post-2010 Losses:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Emerging Markets Fund	$1,305	$816	$2,121

Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. These rules may also affect the amount, timing, and character of income and gain recognized by the Fund and of distributions to shareholders.  In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments

Dividends, interest or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. If at least 50% of the value of the Fund’s assets is represented by interests in other RICs at the close of each quarter of its taxable year, the Fund may make the same election, treating both qualified foreign taxes paid by the Fund and qualified foreign taxes paid by underlying RICs in which the Fund invests as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund and RICs in which the Fund invests, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders who do not itemize deductions, and no deduction for foreign taxes will be permitted to individuals in computing their alternative minimum tax liability. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If the Fund purchases shares in certain foreign entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If the Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Investments in Other RICs

The investment by the Fund in other investment companies could adversely affect the amount, timing and character of distributions to its shareholders. The Fund may invest in underlying funds that are taxed as RICs. Those RICs will be required to distribute their income and gains on an annual basis, but cannot distribute losses. As a result, the Fund generally will not be able to offset losses of one underlying fund against income or gains of another underlying fund, unless it sells or redeems shares of the underlying fund with the loss.

The Fund’s sales or redemptions of shares in underlying funds, including those resulting from changes in the allocation of its assets, could cause it to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on sales or redemptions of shares in the underlying funds may be deferred.

Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to the Fund and therefore will not be offset by capital losses incurred on other investments. This may result in more ordinary dividends for Fund shareholders and/or a shifting of capital gain dividends to ordinary dividends compared to the dividends that would have been paid if the Fund had invested directly in the securities held by the underlying fund.

Taxation of U.S. Shareholders

Dividends and other distributions by the Fund are generally treated under the Code as received by its shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, the Fund retains an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gain in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gains included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code. The Fund may also report exempt-interest dividends if at least 50% of the value of its assets is represented by interests in other RICs at the close of each quarter of its taxable year. Exempt-interest dividends are excluded from a shareholder’s gross income under the Code but are nevertheless required to be reported on the shareholder’s U.S. federal income tax return. The percentage of income reported as exempt-interest dividends for a month may differ from the percentage of distributions consisting of tax-exempt interest during that month. That portion of the Fund’s dividends and distributions not reported as exempt-interest dividends will generally be taxable as described below.

Exempt-interest dividends paid by the Fund are exempt from regular federal income taxes. Other distributions from the Fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction for a corporate shareholder.

Exempt-interest dividends derived from interest on certain “private activity bonds” will be a tax preference item, which increases alternative minimum taxable income for individuals or entities that are subject to the U.S. federal alternative minimum tax. All exempt-interest dividends are generally taken into account as a component of an adjustment item that may result in or increase a corporate shareholder’s liability for the federal alternative minimum tax. Bonds issued in 2009 or 2010 generally will not be treated as private activity bonds, and exempt-interest dividends derived from interest earned on such bonds generally will not be treated as a tax preference item and generally will not result in or increase a corporate shareholder’s liability for the federal alternative minimum tax. A significant portion of exempt-interest dividends distributed by the Muni High Income Fund is expected to be a tax preference item for purposes of the federal alternative minimum tax.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends (other than exempt-interest dividends), interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Special rules apply to certain dividends that are reported by the Fund as “qualified dividend income.” Such dividends are subject to tax for non-corporate shareholders at rates of up to 20%, provided that the Fund and the shareholder satisfy certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. The portion of dividends eligible to be treated as qualified dividend income will be: (i) 100% of the dividends paid by the Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the dividends paid by the Fund to a non-corporate shareholder in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend subject to tax at long-term capital gain rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated receipts, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or other distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Interest on indebtedness incurred by shareholders, directly or indirectly to purchase or carry shares in funds that distribute exempt-interest dividends is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), other distributions and redemption payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions, and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares of the Fund acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, the Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, are generally treated as held in a separate account from shares acquired prior to January 1, 2012.

Effective January 31, 2014, the Fund’s default method for calculating basis is specific lot identification using the average cost method. Prior to that time, the Fund’s default method for calculating basis was specific lot identification using the “first-in, first-out” (“FIFO”) method. Subject to certain limitations, a shareholder may choose a method other than the default method at the time of shares are sold or exchanged. Shareholders should contact the Trust at (800) 445-1341 for information regarding available methods of basis computation and procedures for electing a method other than the default method. Prior to redeeming shares, shareholders should contact their own tax advisers concerning the consequences of applying the default method or choosing another method of basis calculation.

Shares of the Fund are offered through approved broker dealers or other financial institutions (each an “Authorized Institution”). If you own shares of the Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records and calculating your cost basis based upon their default method. Please note your Authorized Institution’s default method may differ from that of the Fund, and you should contact them directly with any questions regarding your account or general cost basis inquiries.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax described in the preceding paragraph generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. This 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified interest income,” or (b) short-term capital gain dividend to the extent such dividends are derived from the Fund’s “qualified short-term gain.” Qualified net interest income is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions other than exempt-interest dividends payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

SHARE PRICE CALCULATION

The NAV of a class of the Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The net asset value per share of any investment company in which the Fund invests is calculated as described in its prospectus and this SAI.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations, estimates of market value based on similar securities or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Fund’s determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per month the Administrator provides the broker-supplied value to the Investment Manager for review and approval. In addition, the Investment Manager will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager’s valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

SHAREHOLDER SERVICE PLAN

The Board has adopted, on behalf of Class Y shares of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Investment Manager will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Class; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares or the information to the Fund necessary for sub-accounting; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Investment Manager may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Class Y shares of the Fund will pay the Investment Manager or Service Organizations, as applicable, at an annual rate of up to 0.25% of the average daily net assets of Class Y shares owned by its respective customers, payable monthly.

MARKETING AND SUPPORT PAYMENTS

The Investment Manager, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues.

CODES OF ETHICS

Each of the Trust, the Investment Manager and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.

Disclosure, Generally
The Investment Manager and the Administrator receive information regarding the Fund’s portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. The Fund or the Investment Manager may disclose the Fund’s entire portfolio holdings as of the end of a calendar month to third parties no sooner than 30 calendar days after the end of the month, provided such disclosure is publicly available to all investors (on the Fund’s website or otherwise) unless earlier or more limited disclosure is specifically allowed as outlined below.

The Fund or the Investment Manager may disclose selected information and commentary about portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) orally or in writing to third parties as of the end of the most recent calendar month no sooner than ten calendar days after month-end. Portfolio Data may include, but is not limited to, information about how the Fund’s investments are generally allocated among asset classes, economic sectors, sub-advisers, industries, countries, and other general fundamental characteristics (e.g., P/E ratios, market capitalizations). Portfolio Data may be provided to members of the press, persons considering investing in the Fund, including consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, and rating and ranking organizations. The Investment Manager may restrict access to Portfolio Data of the Fund in its sole discretion if the Investment Manager believes the release of such Portfolio Data may be harmful to the Fund.

Additionally, the Trust files the Fund’s complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Fund’s complete portfolio holdings will be made available in the Fund’s annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Fund’s website.

Exceptions
Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Fund’s portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: 1) the Fund and the Investment Manager may disclose to third parties the ten largest holdings of the Fund no sooner than a period of ten calendar days after the prior month-end; 2) information about the Fund’s holdings in any particular security can be made available to stock exchanges, regulators or issuers at any time; 3) Fund portfolio holding information can be made available to rating and ranking organizations (e.g., Morningstar), subject to confidentiality requirements; 4) Fund portfolio holding information can be made available to any other third party provided that the recipient has a legitimate business need for the information and pursuant to a written confidentiality agreement between the recipient and the Investment Manager, including provisions restricting trading on the information provided; 5) the Fund and the Investment Manager may disclose any portfolio holdings to third parties as may be required by law or by the rules or regulations of the Securities and Exchange Commission or by the laws or regulations of foreign jurisdictions in which the Fund invests. Any exception to the general portfolio holding policy discussed above and any other waiver of the Fund’s Portfolio Holdings Disclosure Policy must be approved in writing by the Trust’s Chief Compliance Officer.

As of December 31, 2015, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Glass Lewis & Co. pursuant to a proxy voting agreement under which the Fund’s portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P., to which the Fund’s full portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Fund and its shareholders from improper disclosure of portfolio holdings information. The Investment Manager’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Glass Lewis & Co. is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Fund’s website.

Neither the Trust nor the Investment Manager, or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of the Investment Manager, the Distributor, or any affiliated person of the Trust or the Investment Manager or the Distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Fund (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager’s general management of the Fund, subject to the Board’s continuing oversight.

A conflict of interest may be deemed to occur when the Investment Manager or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of the Fund, which may compromise the Investment Manager’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Manager is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling (888) 889-0799 or (800) 445-1341, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Investment Manager is included as Appendix A below.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Currently, the Trust offers shares of 16 series. Each series offers multiple classes of shares as set forth in the following chart. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

Fund	Institutional Class	Servicing Class	Class N	Class S	Class Y
Government Money Fund		X	X	X
Prime Money Fund	X	X	X	X
California Money Fund		X	X	X
Government Bond Fund	X	X	X
Corporate Bond Fund		X	X
California Bond Fund		X	X
High Yield Bond Fund	X	X	X
Intermediate Fixed Income Fund	X		X
Fixed Income Opportunities Fund			X
Municipal High Income Fund		X	X

Multi-Asset Fund		X	X
Dividend & Income Fund			X
U.S. Core Equity Fund	X	X	X
Emerging Markets Fund			X	X

The Trust is generally not required to hold shareholder meetings. However, as provided in the Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees, or the end of their term as described above in the section “Management of the Trust.” In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 4, 2016, the following shareholders are deemed to control the Fund by virtue of owning more than 25% of the outstanding shares of the Fund. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

Shareholder	Percentage of Total Outstanding Shares of Fund
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399	37.23%

Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust Company One Freedom Valley Dr Oaks, PA 19456	27.06%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	25.04%

As of January 4, 2016, the following shareholders were known by the Fund to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Fund.

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0001	N Class	37.23%
Mutual Fund Administrator c/o City National Bank ID 541 SEI Private Trust One Freedom Valley Drive Oaks, PA 19456-9989	N Class	27.06%
National Financial Services, LLC Attn Mutual Funds Department 499 Washington Blvd Fl 5 Jersey City, NJ 07310	N Class	25.04%

As of January 4, 2016, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of the Fund.

PERFORMANCE INFORMATION

As noted in the Prospectus, the Fund may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Fund’s 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)6 - 1]

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursement).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Fund’s yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

The Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for the Fund will be accompanied by information on the Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund’s inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in the Fund over different periods of time and since that Fund’s inception of operations. The Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in the Fund over different periods of time and since the Fund’s inception of operations. The Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:
P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund reserves the right to open for business on days that the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Fund is required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Fund to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

The Fund will accept investments in cash only in U.S. Dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Fund at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Fund may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Fund with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Fund is required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Fund’s shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of the Fund.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by the Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Fund, as contained in the Annual Report to Shareholders of the Fund for the fiscal year ended September 30, 2015, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of BBD, LLP as experts in accounting and auditing.

APPENDIX A

City National Rochdale
Summary of Proxy Voting Policy

With respect to the Funds, the policy of City National Rochdale on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party.

The Investment Manager has entered into a contract with Glass Lewis & Co. (“Glass Lewis”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from City National Rochdale, with respect to the Funds.

Upon receiving Glass Lewis’ recommendations, proxies are voted by the Investment Manager’s Operations Manager, or his/her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote.

Upon learning of the pending proxy vote, the Proxy Voter accesses Glass Lewis’ website for its recommendations for the pending proxy. If Glass Lewis does not have a recommendation listed, the Proxy Voter contacts Glass Lewis to supply a recommendation on the pending proxy.

The Proxy Voter will print Glass Lewis’ recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (designated as “Compliance”).

These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence its review and the Proxy Voter will maintain the recommendation and vote in his or her files.

In limited circumstances and provided there is no conflict of interest between the Investment Manager and the Trust, the Investment Manager may decide to vote a proxy in contradiction to the recommendation of Glass Lewis, if the Investment Manager does not believe Glass Lewis’ recommendation is in the best interests of the client. In the event such a situation arises, the Investment Manager will prepare a written disclosure to be kept on file detailing the following:

•	facts surrounding the decision to vote contrary to Glass Lewis recommendation,
•	an explanation as to why management believes Glass Lewis’ recommendation is detrimental to the Fund’s best interest, and
•	any conflicts of interest that may be presented.

Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with Glass Lewis’ recommendation and the actual vote.

GLASS LEWIS PROXY POLICY
The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers' active investment decision-making. The guidelines are designed to increase investor's potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisers and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis' Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company's directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation ("say-on-pay") and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction's likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

Glass Lewis reviews and votes on shareholder proposals on a case-by-case basis. Glass Lewis recommends supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights' plans to a shareholder vote. The guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company's board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of ceo and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. however, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to claw back unearned bonuses. The Investment manager guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis' Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company's activities or operations with environmental. Further, the Glass Lewis' Investment manager guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company's greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis' Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International labor organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers' rights and human rights in general. Furthermore, the Investment manager guidelines oppose increased reporting and review of a company's political and charitable spending as well as its lobbying practices.

City National Rochdale Oversight

a.	At least annually, the Investment Manager’s Chief Compliance Officer will review a sample of Glass Lewis’ voting record to verify that proxy votes are being cast in accordance with the Investment Manager’s adopted guidelines.

b.	Glass Lewis’ Voting Guidelines will be reviewed by the Management Committee annually.

City National Rochdale Funds Board Reporting

a.	At least annually, the Investment Manager and any sub-adviser with authority to vote proxies on behalf of the Funds for which the Investment Manager has oversight (the “City National Rochdale Sub-Advisers”) shall present to the City National Rochdale Funds board of trustees (the “Trustees”) its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Investment Manager and each City National Rochdale Sub-Adviser may indicate that it has made no material changes to any of these documents. The Investment Manager and each City National Rochdale Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.	At least annually, the Investment Manager and each City National Rochdale Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Investment Manager or a City National Rochdale Sub-Adviser has identified as involving a conflict of interest, the Investment Manager or the City National Rochdale Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

a.	proxy voting procedures and policies, and all amendments, will be maintained by the Investment Manager’s Chief Compliance Officer;

b.	Glass Lewis will maintain a copy of each proxy statement and a record of each vote cast on behalf of the securities held by the client (Fund). The Investment Manager has obtained an undertaking from Glass Lewis to provide such information promptly upon request. The Investment Manager’s Director of Research will also receive quarterly reports from Glass Lewis for the equity funds for which the Investment Manager has investment discretion, as described above.

c.	a record of all client requests for proxy voting information and the subsequent responses will be maintained by the Investment Manager’s Chief Compliance Officer. Any requests received by other Investment Manager staff members should be forwarded to the Chief Compliance Officer.

d.	records memorializing the determination to withdraw a vote from Glass Lewis and the basis for the Investment Manager’s voting decision will be maintained by the Management Committee a copy of which will be provided to the Investment Manager’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Trust’s registration statement disclosure on Form N-1A, the Investment Manager and each City National Rochdale Sub-Adviser shall provide the Trust with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of the Fund.

APPENDIX B

Ratings of investment securities

Description ratings for Standard & Poor’s Ratings Services (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

STANDARD & POOR’S RATING SERVICES

LONG-TERM CREDIT RATINGS

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A	Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB	Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB	Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B	Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC	Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C	The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

SHORT-TERM CREDIT RATINGS

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2	Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

MOODY’S INVESTORS SERVICE, INC.

LONG-TERM OBLIGATION RATINGS

Aaa	Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba	Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B	Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca	Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C	Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

SHORT-TERM RATINGS

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1	Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

LONG-TERM CORPORATE RATINGS

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA	Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA	Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A	Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Obligations rated BBB are considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB	Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category or to long-term categories below B.

SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3	Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B	Speculative credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C	High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

CNR-SX-009-0100

PART C

Item 28.	Exhibits

(a)			Articles of Incorporation:

	(1)		Agreement and Declaration of Trust of CNI Charter Funds (now City National Rochdale Funds) (the “Registrant”) dated October 25, 1996. (A)

		(i)	Amendment dated April 26, 1999, to the Registrant’s Agreement and Declaration of Trust dated October 25, 1996. (B)

		(ii)	Amendment dated December 4, 2012, to the Registrant’s Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999. (Y)

		(iii)	Amendment dated August 15, 2013, to the Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999. (Z)

		(iv)	Amendment dated August 27, 2015, to the Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999 and August 15, 2013. (EE)

	(2)		Registrant’s Certificate of Trust dated October 25, 1996 and amendments thereto dated February 11, 1998 and April 2, 1999. (W)

		(i)	Certificate of Amendment dated August 15, 2013 to the Certificate of Trust dated October 25, 1996, as amended. (Z)

(b)			By-Laws:

	(1)		Registrant’s By-Laws dated October 25, 1996. (A)

		(i)	Amendment dated April 26, 1999, to the Registrant’s By-Laws dated October 25, 1996. (B)

	(2)		Registrant’s Amended and Restated By-Laws as of February 26, 2009. (W)

		(i)	Amendment dated August 29, 2013 to the Amended and Restated By-Laws dated February 26, 2009. (Z)

		(ii)	Amended and Restated By-Laws dated December 4, 2014. (DD)
(c)			Instruments Defining Rights of Security Holders: Not applicable.

(d)			Investment Advisory Contracts:

	(1)		Amended and Restated Investment Management Agreement dated August 27, 2015, between City National Rochdale Funds and City National Rochdale, LLC. (EE)

(2)
Investment Sub-Advisory Agreement dated April 15, 2009, between City National Asset Management, Inc. (now City National Rochdale, LLC) and Guggenheim Investment Management, LLC with respect to the City National Rochdale High Yield Bond Fund. (O)

1

	(3)		Investment Manager Agreement dated May 30, 2014, between City National Rochdale, LLC and Seix Investment Advisors LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (DD)

(4)
Investment Manager Agreement dated March 28, 2013, between City National Rochdale, LLC and Federated Investment Management Company with respect to the City National Rochdale Fixed Income Opportunities Fund. (Y)

(5)
Investment Manager Agreement dated March 28, 2013, between Rochdale Investment Management LLC (now City National Rochdale, LLC) and GML Capital LLP with respect to the City National Rochdale Fixed Income Opportunities Fund. (Y)

(6)
Investment Manager Agreement dated December 30, 2013, between City National Rochdale, LLC and Waddell & Reed Investment Management Company with respect to the City National Rochdale Municipal High Income Fund. (BB)

(7)
Investment Manager Agreement dated June 10, 2014, between City National Rochdale, LLC and Ashmore Investment Management Limited with respect to the City National Rochdale Fixed Income Opportunities Fund.  (DD)

	(8)		Investment Manager Agreement dated March 11, 2014, between City National Rochdale, LLC and Alcentra Limited with respect to the City National Rochdale Fixed Income Opportunities Fund. (DD)

	(9)		Investment Manager Agreement dated June 19, 2014, between City National Rochdale, LLC and AllFinancial Partners II LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (DD)

	(10)		Investment Management Agreement dated March 28, 2013, between Rochdale Emerging Markets (Mauritius) and Rochdale Investment Management LLC. (CC)

	(11)		Investment Management Agreement dated September 24, 2013, between City National Rochdale Fixed Income Opportunities (Ireland) Limited and City National Rochdale, LLC. (DD)

(e)			Underwriting Contracts:

	(1)		Distribution Agreement dated April 1, 1999, between the Registrant and SEI Investments Distribution Co. (Y)

		(i)	AML Amendment dated March 13/14, 2006, to Distribution Agreement dated April 1, 1999, between the Registrant and SEI Investments Distribution Co. (Y)

	(2)		Form of Sub-Distribution and Servicing Agreement. (E)

(f)			Bonus or Profit Sharing Contracts: Not applicable.

(g)			Custodian Agreements:

2

	(1)		Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association. (Q)

		(i)	First Amendment dated January 1, 2012, to the Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association. (Y)

		(ii)	Second Amendment dated November 20, 2012, to the Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association. (CC)

(iii)
Third Amendment dated November 19, 2013, to the Custody Agreement dated August 1, 2011, between the Registrant and U.S. Bank National Association, reflecting the addition of the City National Rochdale Municipal High Income Fund. (BB)

(h)			Other Material Contracts:

	(1)		Amended and Restated Administration Agreement dated January 1, 2013, between the Registrant and SEI Investments Global Funds Services. (Y)

		(i)	Amendment No. 1 dated October 3, 2013, to the Amended and Restated Administration Agreement dated January 1, 2013, between the Registrant and SEI Investments Global Funds Services. (CC)

		(ii)	Amendment No. 2 dated December 4, 2013, to the Amended and Restated Administration Agreement dated January 1, 2013, as amended, between the Registrant and SEI Investments Global Funds Services. (CC)

(2)		Transfer Agent Servicing Agreement dated January 1, 2013, between the Registrant and U.S. Bancorp Fund Services, LLC. (Y)

(3)
Amended and Restated Shareholder Services Agreement dated June 1, 2001, between the Registrant and City National Bank with respect to the City National Rochdale Government Money Market Fund, City National Rochdale Prime Money Market Fund, City National Rochdale California Tax Exempt Money Market Fund, City National Rochdale Government Bond Fund, City National Rochdale Corporate Bond Fund, City National Rochdale California Tax Exempt Bond Fund, City National Rochdale High Yield Bond Fund, City National Rochdale Multi-Asset Fund, City National Rochdale U.S. Core Equity Fund, City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (K)

	(i)	Amended Exhibit A dated December 4, 2013, to the Amended and Restated Shareholder Services Agreement dated June 1, 2001, between the Registrant and City National Bank. (BB)

(4)		Form of Shareholder Service Provider Agreement between City National Bank and RIM Securities, LLC. (U)

(5)		Form of Servicing Agreement dated between City National Rochdale Alternative Total Return Fund LLC and Financial Life Services, LLC. (CC)

(6)
Form of Joinder to Servicing Agreement between City National Rochdale Alternative Total Return Fund LLC, Financial Life Services, LLC, City National Fixed Income Opportunities (Ireland) Limited, and City National Rochdale Funds.  (CC)

3

	(7)	Loan Agreement dated October 1, 2014, between City National Rochdale Funds and U.S. Bank National Association. (DD)

	(8)	First Amendment to Loan Agreement dated March 13, 2015, between City National Rochdale Funds and U.S. Bank National Association. (EE)

	(9)	Second Amendment to Loan Agreement dated September 14, 2015, between City National Rochdale Funds and U.S. Bank National Association. (EE)

	(10)	Shareholder Service Plan. (FF)

(i)		Legal Opinion:

	(1)	Legal Counsel’s Consent. (M)

	(2)	Legal Counsel’s Opinion. (E)

	(3)	Legal Counsel’s Opinion. (C)

	(4)	Legal Counsel’s Opinion. (D)

	(5)	Legal Counsel’s Opinion. (I)

	(6)	Legal Counsel’s Opinion. (L)

	(7)	Legal Counsel’s Opinion. (N)

	(8)	Legal Counsel’s Opinion. (R)

	(9)	Legal Counsel’s Opinion. (V)

(10)
Legal Counsel’s Opinion relating to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (X)

	(11)	Legal Counsel’s Opinion relating to Institutional Class shares of the City National Rochdale Intermediate Fixed Income Fund. (AA)

	(12)	Legal Counsel’s Opinion relating to the City National Rochdale Municipal High Income Fund. (BB)

	(13)	Legal Counsel’s Opinion relating to Class Y shares of the City National Rochdale Emerging Markets Fund – filed herewith.

(j)		Other Opinions:

	(1)	Consent of KPMG LLP, independent registered public accounting firm. (S)

	(2)	Consent of Ernst & Young, LLP, independent registered public accounting firm. (J)

4

	(3)		Consent of KPMG LLP, independent registered public accounting firm. (V)

	(4)		Consent of KPMG LLP, independent registered public accounting firm. (W)

(5)
Consent of Tait, Weller & Baker LLP, independent registered public accounting firm relating to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (X)

(6)
Consent of Tait, Weller & Baker LLP, independent registered public accounting firm relating to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (Y)

	(7)		Consent of Independent Registered Public Accounting Firm relating to the City National Rochdale Intermediate Fixed Income Fund. (AA)

	(8)		Consent of Independent Registered Public Accounting Firm relating to the City National Rochdale Intermediate Fixed Income Fund. (BB)

	(9)		Consent of BBD LLP, independent registered public accounting firm. (EE)

	(10)		Consent of BBD LLP, independent registered public accounting firm – filed herewith.

(k)			Omitted Financial Statements: Not applicable.

(l)			Initial Capital Agreements:

	(1)		Initial Capital Agreement. (A)

(m)			Rule 12b-1 Plan:

	(1)		Rule 12b-1 Distribution Plan dated January 28, 2013. (W)

		(i)	Revised Schedule A and Schedule B to the Rule 12b-1 Distribution Plan dated January 28, 2013. (BB)

(n)			Rule 18f-3 Plan:

	(1)		Amended and Restated Multiple Class Plan dated December 3, 2015. (EE)

(o)			Reserved.

(p)			Codes of Ethics:

	(1)		CNI Charter Funds (now City National Rochdale Funds). (T)

	(2)		SEI Investments Distribution Co. (F)

5

	(3)	Guggenheim Partners Investment Management, LLC. (EE)

	(4)	SEI Investments Global Funds Services. (G)

	(5)	City National Rochdale, LLC. (DD)

	(6)	Seix Investment Advisors LLC. (U)

	(7)	Federated Investment Management Company. (U)

	(8)	GML Capital, LLP. (U)

	(9)	Waddell & Reed Investment Management Company. (BB)

	(10)	Alcentra Limited. (DD)

	(11)	Ashmore Investment Management Limited. (DD)

	(12)	AllFinancial Partners II, LLC. (DD)

(q)		Powers of Attorney:

	(1)	Power of Attorney. (Y)

(A)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333-16093) on November 14, 1996 and incorporated herein by reference.

(B)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333-16093) on May 3, 1999 and incorporated herein by reference.

(C)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.

(D)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.

(E)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 (333-16093) on February 28, 2000 and incorporated herein by reference.

(F)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 (333-16093) on January 28, 2004 and incorporated herein by reference.

(G)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 (333-16093) on January 28, 2005 and incorporated herein by reference.

(H)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 25 (333-16093) on May 13, 2005 and incorporated herein by reference.

(I)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 (333-16093) on October 12, 2005 and incorporated herein by reference.

6

(J)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 31 (333-16093) on January 29, 2007 and incorporated herein by reference.

(K)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 32 (333-16093) on June 27, 2007 and incorporated herein by reference.

(L)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 33 (333-16093) on September 21, 2007 and incorporated herein by reference.

(M)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 34 (333-16093) on January 28, 2008 and incorporated herein by reference.

(N)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 37 (333-16093) on June 17, 2008 and incorporated herein by reference.

(O)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 39 (333-16093) on November 18, 2009 and incorporated herein by reference.

(P)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 41 (333-16093) on January 28, 2011, and incorporated herein by reference.

(Q)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 44 (333-16093) on September 14, 2011, and incorporated herein by reference.

(R)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 48 (333-16093) on December 16, 2011, and incorporated herein by reference.
(S)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 50 (333-16093) on January 27, 2012, and incorporated herein by reference.
(T)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 52 (333-16093) on September 12, 2012, and incorporated herein by reference.

(U)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 54 (333-16093) on November 21, 2012, and incorporated herein by reference.
(V) (W)

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 55 (333-16093) on November 28, 2012, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 57 (333-16093) on January 28, 2013, and incorporated herein by reference.

(X) (Y) (Z)

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 60 (333-16093) on February 20, 2013, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 62 (333-16093) on April 30, 2013, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 65 (333-16093) on October 4, 2013, and incorporated herein by reference.

7

(AA) (BB) (CC) (DD) (EE) (FF)
Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 66 (333-16093) on November 8, 2013, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 70 (333-16093) on December 30, 2013, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 71 (333-16093) on January 28, 2014, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 74 (333-16093) on January 28, 2015, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 76 (333-16093) on January 28, 2016, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 78 (333-16093) on March 11, 2016, and incorporated herein by reference.

Item 29.                          Persons Controlled by or Under Common Control with the Registrant.

As of the date of this Registration Statement, there are no persons under common control with the Registrant.

As of the date of this Registration Statement, the Registrant owned 100% of Rochdale Emerging Markets (Mauritius), an Investment Holding Company registered with and regulated by the Mauritius Financial Services Commission.  As of the date of this Registration Statement, the Registrant also owned 100% of the City National Rochdale Fixed Income Opportunities (Ireland) Limited, a subsidiary organized under the laws of Ireland.

Item 30.                          Indemnification.

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit.  Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

8

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Item 31.                          Business and Other Connections of Investment Advisers.

CITY NATIONAL ROCHDALE, LLC

City National Rochdale, LLC (“CNR”), a wholly-owned subsidiary of City National Bank (“CNB”) and an indirect wholly owned subsidiary of City National Corporation (“CNC”), serves as investment adviser to each series of the Registrant.  In addition to serving as the investment adviser to each series of the Registrant, CNR also provides other institutional advisory services and provides investment consulting services to institutions.

Except as set forth below, to the knowledge of the Registrant none of the directors or officers of CNR is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates.  The principal business address of each person listed in the table below is either 400 North Roxbury Drive, Beverly Hills, California 90210 or 570 Lexington Avenue, New York, New York 10022, as noted below.

Name and Position with CNR	Other Positions and Directorships
Richard S. Gershen* Director	Executive Vice President, City National Bank (2009-Present); and Director, City National Asset Management, Inc. (2010-September 2013).
William Freeman* Director
Senior Vice President, City National Bank (1996-Present); Director, Convergent Capital Management LLC (2005-Present), City National Securities Inc. (2010-Present), Convergent Wealth Advisors LLC (2007-Present), Lee Munder Capital Group LLC (2009-Present), and Reed Conner & Birdwell (2007-2011).

Garrett D’Alessandro** President, Chief Executive Officer & Chief Investment Officer
President, Chief Executive Officer (1998 - Present); & Co-Chief Investment Officer, RIM Securities, LLC (2008-Present); President, Chief Executive Officer & Co-Chief Investment Officer (2005 - Present); Symphonic Financial Advisors LLC (2008 - Present); President, Chief Executive Officer & Co-Chief Investment Officer (2005 - Present); Symphonic Securities LLC (2008 - Present).

Michael Gozzillo** Senior Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, City National Rochdale Funds (2013 - Present); Chief Compliance Officer, Symphonic Financial Advisers (2013 - Present); Chief Compliance Officer, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Alternative Total Return Fund and City National Rochdale International Trade Fixed Income Fund (2013-present); Director and Compliance Officer, TIAA-CREF (2008 - 2012); and Chief Compliance Officer, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

*	The principal business address for this individual is 400 North Roxbury Drive, Beverly Hills, California 90210.
**	The principal business address for this individual is 570 Lexington Avenue, New York, New York 10022.

9

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

Guggenheim Partners Investment Management, LLC (“Guggenheim”) acts as sub-adviser to the City National Rochdale High Yield Bond Fund series of the Registrant. Guggenheim is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to insurance companies, funds (registered and unregistered) and may include from time to time other clients such as individuals and family entities. Except as set forth below, to the knowledge of the Registrant none of the directors or officers of Guggenheim is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of Guggenheim is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401.

Name and Position with Guggenheim	Other Positions and Directorships
Kevin Robinson Chief Legal Officer	Advisory Committee Member to Board of Trustees, Coe College.
B. Scott Minerd, Managing Partner, Global Chief Investment Officer
Partner/Owner, Adventure Partners Fund, LLC; Board Member, Ascend Fellowship of Malibu; Board Member, Cedar Sinai Medical Center; Board Member, Geffen Playhouse; Board Member, Strategic Business Partners Among Nations; Partner/Owner, Imperial Holdings; Board Member, Owner, Security Insurance Holdings; Board Member, Security Benefit Corporation

Beth Haddock, Managing Director, Regulatory Strategy and Developments	Consultant/Service Provider, Mercy College.
Daniel Shannon, Senior Managing Director, Global Head of GI Operations	Board Member, BNY Mellon Asset Servicing.
Joseph Burschinger, Senior Managing Director, Chief Risk Officer	Advisory Committee Member, Marycrest Manor; Board Member, Board of the Trustees for Mount St. Mary’s University; Consultant/Service Provider, Carmelite Sisters of the Most Sacred Heart of Los Angeles.

10

SEIX INVESTMENT ADVISORS LLC

Seix Investment Advisors LLC (“Seix”) is a sub-adviser for a portion of the Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of Seix is One Maynard Drive, Suite 3200, Park Ridge, NJ 07656.  Seix is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of the Registrant none of the directors or officers of Seix is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Seix.

Name and Position with Seix	Other Company	Position with Other Company
Ashi Parikh, CEO	Ridgeworth Capital Management LLC Ceredex Value Advisors LLC Silvant Capital Management LLC	CEO and CIO CEO CEO
James Keegan, Chairman and CIO	RidgeWorth Capital Management, Inc.	Vice President.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) is a sub-adviser for a portion of the Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of Federated is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.  Federated is an investment adviser registered under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Federated Investors, Inc.  Except as set forth below, to the knowledge of the Registrant none of the directors/trustees or officers of Federated is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Federated, Federated Investors, Inc. and its subsidiaries.

Name and Position with Federated Investment Management Company	Other Positions and Directorships
Mark D. Olson, Trustee	Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494.

GML CAPITAL LLP

GML Capital LLP (“GML”) is a sub-adviser for a portion of the Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of GML is The Met Building, 22 Percy Street, London WIT 2BU, United Kingdom.  GML is authorized and regulated by the Financial Conduct Authority and is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of the Registrant none of the directors or officers of GML is or has been at any time during the past three fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with GML.

11

Name and Position with GML Capital LLP	Other Positions and Directorships
Stefan Pinter, CEO and CIO
Director, GML International Limited, Growth Management Limited, Growth Premier Fund IC, Growth Master Holdings IC, Growth Credit Fund IC, Growth Caucasus Fund IC, Kazbek Master Holdings IC, Continental Finance Group SA, Eastern and Southern African Trade Advisers Limited, Eastern and Southern African Trade Fund. Member of Supervisory Board, Caucasus Online LLC.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

Waddell & Reed Investment Management Company (“Waddell & Reed”) is the sub-adviser for the Registrant’s City National Rochdale Municipal High Income Fund.  The principal address of Waddell & Reed is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.  Waddell & Reed is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of the Registrant, none of the directors or officers of Waddell & Reed is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Waddell & Reed or its predecessor.

Name and Position with Waddell & Reed	Other Positions and Directorships
Michael L. Avery Executive Vice President and Director
President, Waddell & Reed Financial, Inc. (2010 - Present) (formerly, Chief Investment Officer, 2005-2011); Executive Vice President, Ivy Investment Management Company (2007 - Present); Portfolio Manager for investment companies managed by Waddell & Reed and Ivy Investment Management Company (1994 -Present); and Director, Ivy Investment Management Company.  Trustee of Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, and InvestEd Funds.

Henry J. Herrmann CEO, Chairman and Director
Chairman, Waddell & Reed Financial, Inc. (January 2010 - Present); CEO Waddell & Reed Financial, Inc. (2005 - Present); President, CEO and Chairman, Ivy Investment Management Company (2002 - Present); President and Trustee, Waddell & Reed Advisors Funds; Director, Waddell & Reed Financial, Inc., Ivy Investment Management Company, Waddell & Reed Services Company d/b/a WI Service Company, and Waddell & Reed, Inc.; Trustee of Ivy Funds (37 portfolios overseen); Director of Blue Cross Blue Shield of Kansas City.

Wendy J Hills Senior Vice President, General Counsel and Secretary
Senior Vice President, General Counsel, Chief Legal Officer and Secretary of Waddell & Reed Financial, Inc. (2014 – Present); Senior Vice President, General Counsel & Secretary of Ivy Investment Management Company, Waddell & Reed Services Company d/b/a WI Service Company, and Waddell & Reed, Inc. (2014 – Present).

12

ASHMORE INVESTMENT MANAGEMENT LIMITED

Ashmore Investment Management Limited (“Ashmore”) is a sub-adviser for a portion of the Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of Ashmore is 61 Aldwych, London, United Kingdom, WC2B 4AE.  Ashmore is an investment adviser registered under the Investment Advisers Act of 1940 and is indirectly wholly owned by Ashmore Group plc, a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange.  Except as set forth below, to the knowledge of the Registrant none of the directors/trustees or officers of Ashmore is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Ashmore.

Name and Position with Ashmore	Other Positions and Directorships
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee
Ashmore Group plc, Chief Executive Officer (03/12/1998 to present); Ashmore Investment Management Limited, Chief Executive Officer, (22/02/1999 to present);  Ashmore Investments (UK) Limited, Chief Executive Officer, (22/02/1999 to present); Ashmore Investment Advisors Limited, Chief Executive Officer, (08/10/2013 to present).

Tom Shippey, Group Finance Director
AA Development Capital Investment Managers (Mauritius) LLC, Director, 28/01/2014 to present );  Aldwych Administration Services Limited, Director, (25/11/2013 to present);  Ashmore Asset Management Limited, Director, (25/11/2013 to present); Ashmore Investment Management (Singapore) Pte Limited, Director, (12/02/2014 to present); Ashmore Investments (Turkey) NV, Director, (25/11/2013 to present); Ashmore Investment Advisors Limited, Director, (25/11/2013 to present); Ashmore Investment Management Limited, Director, (25/11/2013 to present); Ashmore Investments (UK) Limited, Director, (25/11/2013 to present);  Ashmore Management Company Colombia SAS, Director, (17/04/2013 to present); Ashmore Portfoy Yonetimi Anonim Sirketi, Director, (02/01/2014 to present); Ashmore Group plc, Director, (25/11/2013 to present); Ashmore (Beijing) Investment Consulting Co Ltd, Director, (25/11/2013 to present); PT Ashmore Asset Management Indonesia (formerly PT Buana Megah Abadi), Commissioner, (02/04/2014 to present); Ashmore- CCSC Fund Management Company Limited, Director, (25/11/2013 to present); Ashmore Investment Saudi Arabia, Director, (14/07/2014 to present); T&C (Hong Kong) Limited, Director, (18/12/2013 to present).

13

ALCENTRA LIMITED

Alcentra Limited ("Alcentra") is a sub-adviser for a portion of the Registrant’s City National Rochdale Fixed Income Opportunities Fund. The principal address of Alcentra is 10 Gresham Street, London, United Kingdom, EC2V 7JD. Alcentra is regulated by the Financial Conduct Authority and the SEC under the Investment Advisers Act of 1940. Alcentra is a subsidiary of BNY Alcentra Group Holdings, Inc., part of BNY Mellon Asset Management. The Bank of New York Mellon Corporation ("BNY Mellon Corp") held 100% of the shares of BNY Alcentra Group Holdings, Inc. as of September 2014. Except as set forth below, to the knowledge of the Registrant none of the directors/trustees or officers of Alcentra is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Alcentra.

Name and Position with Alcentra Limited	Other Positions and Directorships
David Forbes-Nixon, Chairman and CEO	None
Robert Bennett, Group Finance Director and Chief Operating Officer	None
James Algar, Alcentra Limited Chief Compliance Officer	None
Greg Brisk, Head of Investment Management Risk and Compliance	None
Amir Elion, Non-Executive Director	Globus Maritime, non-executive director; Articheck, non-executive director; Intern Avenue, non-executive chairman.
Andrew Golding, Non-Executive Director	On Track Retail Limited, NX Director; BIRA Bank Limited, NX Director; CMS Payments Intelligence, NX Director; Cash Management Solutions, NX Director.

ALLFINANCIAL PARTNERS II LLC

AllFinancial Partners II, LLC ("AllFinancial") is a sub-adviser for a portion of the Registrant’s City National Rochdale Fixed Income Opportunities Fund. Its principal address is 1489 West Palmetto Park Road, Suite 494, Boca Raton, FL 33486.  Except as set forth below, to the knowledge of the Registrant none of the directors/trustees or officers of AllFinancial is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with AllFinancial.

Name and Position with AllFinancial	Other Positions and Directorships
Michael Krasnerman, sole member, owner and officer	Sole Member, Owner and Officer of AllFinancial Partners

14

Item 32.	Principal Underwriter.

(a)	The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	April 1, 2014
O’Connor EQUUS	May 15, 2014
Winton Series Trust	December 11, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Winton Diversified Opportunities Fund	September 1, 2015

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

15

(b)	Certain information with respect to each director or officer of the Distributor is set forth below. No such person holds a position or office with the Registrant. The business address of each such person is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Office with Underwriter
William M. Doran	Director
Edward D. Loughlin	Director
Wayne M. Withrow	Director
Kevin P. Barr	President & Chief Executive Officer
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary
John C. Munch	General Counsel & Secretary
Mark J. Held	Senior Vice President
Lori L. White	Vice President & Assistant Secretary
John P. Coary	Vice President & Assistant Secretary
Jason McGhin	Vice President
Judith A. Hirx	Vice President
Robert M. Silvestri	Vice President
Gary Michael Reese	Vice President

Item 33.	Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) will be kept by the Registrant’s Administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a–1(b)).  Such records will be kept by the Registrant at City National Rochdale, LLC, 400 North Roxbury Drive, Beverly Hills, California 90210 and 570 Lexington Avenue, New York, New York 10022, except for those records relating to portfolio transactions of certain series of the Registrant as shown below:

Series of Registrant	Sub-Adviser and Address
City National Rochdale High Yield Bond Fund	Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, Suite 500 Santa Monica, California 90401

16

City National Rochdale Fixed Income Opportunities Fund
Seix Investment Advisors LLC
10 Mountainview Road, Suite C-200
Upper Saddle River, New Jersey 07458-817

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222

GML Capital LLP
The Met Building
22 Percy Street
London W1T 2BU
United Kingdom

Alcentra Limited
Alcentra Limited
10 Gresham Street
London EC2V 7JD

Ashmore Investment Management Limited
61 Aldwych,
London, WC2B 4AE
United Kingdom

All Financial Partners II LLC
7 Partridge Hollow Road,
Greenwich CT

City National Rochdale Municipal High Income Fund	Waddell & Reed Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217

Item 34.	Management Services.

There are no management-related service contracts not discussed in Parts A and B.

Item 35.	Undertakings.

1.
Rochdale Emerging Markets (Mauritius) (the “Mauritius Subsidiary”) undertakes that the assets of the Mauritius Subsidiary will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder.

2.
The Mauritius Subsidiary undertakes that it will maintain duplicate copies of its books and records at an office located within the United States, and the Securities & Exchange Commission (the “SEC”) and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder.

3.	The Mauritius Subsidiary undertakes that it will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

4.	The Mauritius Subsidiary undertakes that it will consent to the jurisdiction of the United States courts and the SEC over it.

17

5.
City National Rochdale Fixed Income Opportunities (Ireland) Limited (the “Irish Subsidiary”) undertakes that the assets of the Subsidiary will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act of 1940, as amended (the “1940” Act”), and the rules thereunder.

6.
The Irish Subsidiary undertakes that it will maintain duplicate copies of its books and records at an office located within the United States, and the Securities & Exchange Commission (the “SEC”) and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder.

7.	The Irish Subsidiary undertakes that it will designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court.

8.	The Irish Subsidiary undertakes that it will consent to the jurisdiction of the United States courts and the SEC over it.

18

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, City National Rochdale Funds, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 5th day of May, 2016.

CITY NATIONAL ROCHDALE FUNDS
By:	/s/ Garrett D’Alessandro
Garrett D’Alessandro
President, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated on May 5, 2016.

Signature	Title	Date

/s/ Garrett D’Alessandro	President & Chief	May 5, 2016
Garrett D’Alessandro	Executive Officer

/s/ Eric Kleinschmidt	Treasurer	May 5, 2016
Eric Kleinschmidt

/s/ Vernon C. Kozlen*	Trustee	May 5, 2016
Vernon C. Kozlen

/s/ James R. Wolford*	Trustee	May 5, 2016
James R. Wolford

/s/ Daniel A. Hanwacker*	Trustee	May 5, 2016
Daniel A. Hanwacker

/s/ Jay C. Nadel*	Trustee	May 5, 2016
Jay C. Nadel

/s/ Andrew S. Clare*	Trustee	May 5, 2016
Andrew S. Clare

/s/ Jon C. Hunt*	Trustee	May 5, 2016
Jon C. Hunt

* By:	/s/ Garrett D’Alessandro
Garrett D’Alessandro, Attorney-in-Fact, pursuant to Power of Attorney

19

This Registration Statement of City National Rochdale Funds, with respect only to information that specifically relates to Rochdale Emerging Markets (Mauritius), has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Rubina Anver Toorawa	Director	May 5, 2016
Rubina Anver Toorawa

/s/ Yashwant Kumar Beeharee	Director	May 5, 2016
Yashwant Kumar Beeharee

20

EXHIBIT INDEX

Exhibit Number	Exhibit

(i)(10)	Legal Counsel’s Opinion relating to Class Y shares of the City National Rochdale Emerging Markets Fund

(j)(13)	Consent of BBD LLP, independent registered public accounting firm

21